Exhibit 4.2

Dated 23 February 2026 Scheme Implementation Deed Parties Amaero Ltd ACN 633 541 634 Amaero Inc. File Number 10505946
Norton Rose Fulbright Level 5, 60 Martin Place Sydney, Australia 2000 Tel: +61 2 9330 8000 nortonrosefulbright.com Our ref: 4087304

Contents

1	Interpretation	1
1.1	Definitions	1
1.2	Interpretation	7
1.3	Construction	7
1.4	Knowledge	8
1.5	Payments	8
1.6	Best and reasonable endeavours	8
2	Agreement to propose and implement the Schemes	8
2.1	Amaero to propose the Schemes	8
2.2	Agreement to implement the Schemes	8
3	Conditions Precedent	9
3.1	Conditions Precedent to implementation of the Share Scheme	9
3.2	Conditions Precedent to implementation of the Option Scheme	10
3.3	Reasonable endeavours to satisfy Conditions Precedent	11
3.4	Waiver of Conditions Precedent	11
3.5	Certificates in relation to Conditions Precedent	12
3.6	Consultation on failure of a Condition Precedent	12
3.7	Failure to agree	12
3.8	Notices in relation to Conditions Precedent	13
4	Transaction steps in relation to the Share Scheme	13
4.1	Share Scheme	13
4.2	No amendment to the Share Scheme without consent	13
4.3	Entitlement to Share Scheme Consideration	13
4.4	Provision of Share Scheme Consideration	14
4.5	Amaero US HoldCo CDIs – registration and notices	14
4.6	Ineligible Foreign Holders	15
4.7	Status of Amaero US HoldCo Shares	15
4.8	Share Scheme Deed Poll	16
5	Transaction steps in relation to the Option Scheme	16
5.1	Option Scheme	16
5.2	No amendment to the Option Scheme without consent	16
5.3	Entitlement to Option Scheme Consideration	16
5.4	Provision of Option Scheme Consideration	16
5.5	Terms of Amaero US HoldCo Options	16
5.6	Scrip for scrip roll-over relief	17
6	Implementation of the Schemes	17
6.1	General obligations	17
6.2	Amaero obligations	17

i

6.3	Amaero US HoldCo obligations	22
6.4	Timetable	24
6.5	Form of recommendation	24
6.6	Scheme Booklet	24
7	Representations and warranties	25
7.1	Representations and warranties	25
7.2	Nature of representations and warranties	25
7.3	No other warranties or reliance	26
7.4	Release	26
8	Termination rights	26
8.1	Termination events	26
8.2	Notice of breach	27
8.3	Termination right	27
8.4	Effect of termination	27
8.5	Disclosure on termination of deed	27
8.6	Termination rights	28
9	Public announcements	28
9.1	Announcement of the Proposed Transaction	28
9.2	Public announcements	28
9.3	Statements on termination	28
10	Notices	29
10.1	Manner of giving notice	29
10.2	When notice given	29
10.3	Proof of service	29
10.4	Documents relating to legal proceedings	30
11	General	30
11.1	Amendments	30
11.2	Assignments	30
11.3	Release	30
11.4	Costs	30
11.5	GST	30
11.6	Rights cumulative	31
11.7	Consents and approvals	31
11.8	Counterparts	31
11.9	Exercise and waiver of rights	31
11.10	Further assurances	31
11.11	Entire agreement	31
11.12	No merger	32

ii

11.13	Severability	32
11.14	No partnership or agency	32
11.15	Indemnities	32
11.16	Governing law and jurisdiction	32
Schedule 1 – Share Scheme of Arrangement		33
Schedule 2 – Option Scheme of Arrangement		35
Schedule 3 – Share Scheme Deed Poll		36
Schedule 4 – Option Scheme Deed Poll		37
Execution Page		38

iii

Deed dated 23 February 2026

Parties	Amaero Ltd ACN 633 541 634 of Level 37, 180 George Street, Sydney NSW 2000 Email: Attention: Brett Paduch (Amaero)

Amaero Inc. File Number 10505946 of 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801 Email: Attention: Hank Holland (Amaero US HoldCo)

Introduction

A.
Amaero Ltd (Amaero) is a public limited liability company listed on the ASX. Amaero was incorporated on 17 May 2019 in South Australia, Australia under the laws of the Commonwealth of Australia and is regulated by Australian law, including the Corporations Act.
B.
Amaero Inc. (Amaero US HoldCo) is a company incorporated in the State of Delaware. Amaero US HoldCo was incorporated on 20 February 2026 under the Delaware General Corporation Law (DGCL) for the purpose of re-domiciling the parent company of Amaero Group from Australia to the United States.
C.
Amaero wishes to effect a re-domiciliation of Amaero Group from Australia to the United States through Amaero US HoldCo acquiring all of the ordinary shares in Amaero by way of a scheme of arrangement between Amaero and its shareholders (Amaero Shareholders) under Part 5.1 of the Corporations Act.
D.
Amaero US HoldCo will acquire all of the Scheme Shares in consideration for Amaero US HoldCo issuing Amaero US HoldCo CDIs (Share Scheme) pursuant to this deed, the Share Scheme and the Share Scheme Deed Poll.
E.
All Scheme Options will be cancelled in consideration for Amaero US HoldCo issuing Amaero US HoldCo Options (Option Scheme) pursuant to this deed, the Option Scheme and the Option Scheme Deed Poll.
F.
This deed is entered into by the parties to record and give effect to the terms and conditions upon which Amaero and Amaero US HoldCo propose to implement the Schemes.

It is agreed

1.
Interpretation
1.1.
Definitions

In this deed, the following terms shall bear the following meanings:

(1)
Affiliate means, in relation to any specified person (other than a natural person), any other person (which shall include a natural person) directly or indirectly Controlling or Controlled by such specified person or under direct or indirect common control with such specified person;

(2)
Agreed Public Announcement means an announcement of Amaero, in a form agreed between Amaero and Amaero US HoldCo prior to execution of this deed, to be released by Amaero on the ASX pursuant to clauses 6.2(1) and 9;
(3)
Amaero means Amaero Ltd ACN 633 541 634;
(4)
Amaero Board means the board of Amaero Directors from time to time;
(5)
Amaero Director means a director of Amaero from time to time;
(6)
Amaero Group means, collectively, Amaero and each of its Related Bodies Corporate other than Amaero US HoldCo;
(7)
Amaero Information means all information included in the Scheme Booklet other than the Amaero US HoldCo Information and the Independent Expert Report;
(8)
Amaero Option means an unlisted option to acquire an Amaero Share issued by Amaero pursuant to the Employee Incentive Plan (if applicable) or otherwise pursuant to a contractual arrangement between Amaero and the Amaero Option Holder;
(9)
Amaero Option Holder means the holder of an Amaero Option, from time to time;
(10)
Amaero Option Register means the register of Amaero Option Holders maintained by or on behalf of Amaero in accordance with the Corporations Act
(11)
Amaero Share means a fully paid ordinary share issued in the capital of Amaero;
(12)
Amaero Shareholder means a person who is registered in the Amaero Share Register as the holder of one or more Amaero Shares, from time to time;
(13)
Amaero Share Register means the register of Amaero Shareholders maintained by or on behalf of Amaero in accordance with the Corporations Act;
(14)
Amaero US HoldCo means Amaero Inc., a company incorporated in the State of Delaware, United States with file number 10505946 and whose registered office is located at 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801;
(15)
Amaero US HoldCo Board means the board of directors of Amaero US HoldCo;
(16)
Amaero US HoldCo CDI means a CDI representing a beneficial interest in 1/40th of an Amaero US HoldCo Share;
(17)
Amaero US HoldCo CDI Register means the register of Amaero US HoldCo holders maintained by or on behalf of Amaero US HoldCo;
(18)
Amaero US HoldCo Information means the information that Amaero US HoldCo provides to Amaero under clause 6.3(2) for inclusion in the Scheme Booklet;
(19)
Amaero US HoldCo Option means an unlisted option to acquire a US HoldCo Share (including in the form of Amaero US HoldCo CDIs);
(20)
Amaero US HoldCo Share means a share of common stock of Amaero US HoldCo;
(21)
Amaero US HoldCo Shareholder means a person who is registered in the Amaero US HoldCo Share Register as the holder of one or more Amaero US HoldCo Shares, from time to time;

(22)
Amaero US HoldCo Share Register means the register of Amaero US HoldCo Shareholders maintained by or on behalf Amaero US HoldCo in accordance with the DGCL;
(23)
ASIC means the Australian Securities and Investments Commission;
(24)
ASX means ASX Limited (ABN 98 008 624 691) or the Australian Securities Exchange, as the context requires;
(25)
ASX Settlement means ASX Settlement Pty Ltd ABN 49 008 504 532;
(26)
ASX Settlement Rules means ASX Settlement Operating Rules of ASX Settlement;
(27)
ATO means the Australian Taxation Office;
(28)
ATO Class Ruling means the class ruling that Amaero has sought from the ATO to the effect that:
(a)
Australian resident Share Scheme Participants who hold their Amaero Shares on capital account and who make a capital gain from the exchange of their Amaero Shares for Amaero US HoldCo CDIs under the Share Scheme will be eligible for scrip-for-scrip roll-over relief under the relevant Australian tax laws; and
(b)
Australian resident Option Scheme Participants who hold their Amaero Options on capital account and who make a capital gain from the exchange of their Amaero Options for Amaero US HoldCo Options under the Option Scheme will be eligible for scrip-for-scrip roll-over relief under the relevant Australian tax laws.
(29)
Business Day means a business day as defined in the Listing Rules;
(30)
CDI means a CHESS depositary interest, being a unit of beneficial ownership in an Amaero US HoldCo Share that is registered in the name of CDN, or beneficial ownership is held by CDN, in accordance with the ASX Settlement Rules and CDIs mean a number of them;
(31)
CDN means CHESS Depositary Nominees Pty Ltd ACN 071 346 506;
(32)
CHESS means the clearing house electronic sub-register system of security transfers operated by ASX Settlement;
(33)
Conditions Precedent means the conditions precedent to the Share Scheme set out in clause 3.1 and the conditions precedent to the Option Scheme set out in clause 3.2;
(34)
Control has the meaning given to that term in section 50AA of the Corporations Act and Controlling and Controlled have the corresponding meaning;
(35)
Corporations Act means the Corporations Act 2001 (Cth), as amended from time to time;
(36)
Corporations Regulations means the Corporations Regulations 2001 (Cth), as amended from time to time;
(37)
Court means the Supreme Court of New South Wales, the Federal Court of Australia or such other court of competent jurisdiction under the Corporations Act agreed to by Amaero and Amaero US HoldCo;

(38)
Depositary Nominee has the meaning given to it in the ASX Settlement Rules;
(39)
DGCL means the Delaware General Corporation Law (Title 8 of the Delaware Code), as amended from time to time.
(40)
Effective means, when used in relation to the Schemes, the order of the Court made under section 411(4)(b) of the Corporations Act in relation to the Schemes taking effect pursuant to section 411(10) of the Corporations Act, but in any event at no time before an office copy of the order of the Court is lodged with ASIC;
(41)
Effective Date means, when used in relation to the Schemes, the date on which the Schemes become Effective;
(42)
Employee Incentive Plan means Amaero’s employee incentive plan approved by the Amaero Board and Amaero Shareholders on 18 October 2019;
(43)
Encumbrance means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect, including any “security interest” as defined in section 12(1) and (2) of the Personal Property Securities Act 2009 (Cth), and includes any agreement to create any of them or allow them to exist;
(44)
End Date means 5:00pm on 1 November 2026, or such later date as agreed to in writing between the parties;
(45)
Execution Date means the date of this deed;
(46)
Explanatory Statements means the statements pursuant to section 412 of the Corporations Act, which will be registered by ASIC in relation to the Schemes, copies of which will be included in the Scheme Booklet;
(47)
First Court Date means the first day on which an application is made to the Court for an order under section 411(1) of the Corporations Act approving the convening of the Scheme Meetings;
(48)
GST means the tax levied under GST Act;
(49)
GST Act means A New Tax System (Goods and Services Tax) Act 1999 (Cth), as amended from time to time;
(50)
Implementation Date means the fifth Business Day after the Record Date, or such other date agreed to in writing by the parties;
(51)
Independent Expert means McGrathNicol Transaction Advisory Pty Limited;
(52)
Independent Expert Report means the report prepared by the Independent Expert in relation to the Schemes, including any updates or amendments to this report made by the Independent Expert;
(53)
Ineligible Foreign Holder means any Share Scheme Participant whose address shown on the Amaero Share Register as at the Record Date is a place outside Australia, Estonia, Germany, Hong Kong, Italy, New Zealand, the Philippines, Portugal, Singapore, Vietnam, United Arab Emirates, United Kingdom and United States and such other jurisdictions who Amaero otherwise determines (in its absolute discretion) that it would be unlawful, unduly onerous or unduly impracticable to issue the Share Scheme Consideration to such Share Scheme Participant in the relevant jurisdiction;

(54)
ITAA97 means the Income Tax Assessment Act 1997 (Cth), as amended from time to time;
(55)
Listing Rules means the official listing rules of the ASX;
(56)
Option Scheme means the scheme of arrangement pursuant to Part 5.1 of the Corporations Act between Amaero and Amaero Option Holders, substantially in the form of which is contained in Schedule 2, subject to any alterations or conditions made or required by the Court under section 411(6) of the Corporations Act and approved in writing by Amaero and Amaero US HoldCo;
(57)
Option Scheme Consideration means the consideration to be provided to Option Scheme Participants under the terms of the Option Scheme for the cancellation of the Scheme Options to Amaero US HoldCo, being, one Amaero US HoldCo Option for every one Amaero Option held by the Option Scheme Participant on the Record Date as described in clause 5.4;
(58)
Option Scheme Deed Poll means the deed poll in relation to the Option Scheme to be entered into by Amaero US HoldCo, the form of which is contained in Schedule 4 or in such other form as agreed in writing between the parties;
(59)
Option Scheme Meeting means the meeting of Amaero Option Holders convened by the Court in relation to the Option Scheme pursuant to section 411(1) of the Corporations Act and includes any adjournment of that meeting;
(60)
Option Scheme Participant means each person who is an Amaero Option Holder on the Record Date;
(61)
Proposed Transaction means the proposed re-domiciliation of Amaero Group to the United States implemented by means of the Schemes;
(62)
Record Date means 7pm on the second Business Day following the Effective Date, or such other date (after the Effective Date) as the parties may agree in writing;
(63)
Regulatory Authority includes:
(a)
a government or governmental, semi-governmental, administrative, fiscal or judicial entity or authority;
(b)
a minister, department, office, commission, delegate, instrumentality, tribunal, agency, board, authority or organisation of any government;
(c)
any regulatory organisation established under statute;
(d)
any stock or securities exchange;
(e)
in particular, ASX, ASIC and FIRB; and
(f)
any representative of any of the above;
(64)
Related Body Corporate has the meaning given to that term in section 50 of the Corporations Act;
(65)
Relevant Interest has the meaning given to that term in section 9 of the Corporations Act;

(66)
Representative means, in relation to an entity:
(a)
each of the entity's Related Bodies Corporate; and
(b)
any director, officer, employee or legal, financial or other expert advisor (not including the Independent Expert).
(67)
RG 60 means Regulatory Guide 60 issued by ASIC on September 2020, as amended from time to time;
(68)
RG 112 means Regulatory Guide 112 issued by ASIC on 30 March 2011, as amended from time to time;
(69)
Sale Agent means a person to be appointed by Amaero US HoldCo to sell the Amaero US HoldCo CDIs that would otherwise be issued to or for the benefit of Ineligible Foreign Holders under the terms of the Share Scheme;
(70)
Schemes means the Share Scheme and Option Scheme.
(71)
Scheme Booklet means the information booklet to be despatched to all Amaero Shareholders and Amaero Option Holders approved by the Court which includes the Share Scheme, the Option Scheme, the explanatory statements complying with the requirements of the Corporations Act, the Independent Expert Report and the notices of meeting and proxy forms;
(72)
Scheme Meetings means the Share Scheme Meeting and the Option Scheme Meeting.
(73)
Scheme Options means all of the Amaero Options on issue on the Record Date;
(74)
Scheme Shares means all of the Amaero Shares on issue on the Record Date;
(75)
Second Court Date means the first day on which the Court hears the application for the order pursuant to section 411 (4)(b) of the Corporations Act approving the Option Scheme, or if the application is adjourned or subject to appeal for any reason, the first day on which the adjourned or appealed application is heard;
(76)
Share Scheme means the scheme of arrangement pursuant to Part 5.1 of the Corporations Act between Amaero and Amaero Shareholders, substantially in the form of which is contained in Schedule 1, subject to any alterations or conditions made or required by the Court under section 411(6) of the Corporations Act and approved in writing by Amaero and Amaero US HoldCo;
(77)
Share Scheme Consideration means the consideration to be provided to Share Scheme Participants under the terms of the Share Scheme for the transfer to Amaero US HoldCo of their Scheme Shares being one Amaero US HoldCo CDI for every Scheme Share held by a Share Scheme Participant on the Record Date as described in clause 4.4;
(78)
Share Scheme Deed Poll means the deed poll in relation to the Share Scheme to be entered into by Amaero US HoldCo, the form of which is contained in Schedule 3 or in such other form as agreed in writing between the parties;
(79)
Share Scheme Meeting means the meeting of Amaero Shareholders convened by the Court in relation to the Share Scheme pursuant to section 411(1) of the Corporations Act and includes any adjournment of that meeting;
(80)
Share Scheme Participant means each person who is an Amaero Shareholder on the Record Date; and
(81)
Trading Day means a trading day as defined in the Listing Rules.

1.2.
Interpretation

In this deed, except where the context otherwise requires:

(1)
the singular includes the plural and vice versa, and a gender includes other genders;
(2)
another grammatical form of a defined word or expression has a corresponding meaning;
(3)
a reference to a clause, paragraph, or schedule is to a clause or paragraph of, or schedule to, this deed, and a reference to this deed includes any schedule;
(4)
a reference to a document or instrument includes the document or instrument as novated, altered, supplemented or replaced from time to time;
(5)
a reference to A$, dollar, Australian dollar or $ is to Australian currency;
(6)
a reference to time is to time in Sydney, New South Wales, unless otherwise indicated;
(7)
a reference to a party is to a party to this deed, and a reference to a party to a document includes the party's executors, administrators, successors and permitted assigns and substitutes;
(8)
a reference to a person includes a natural person, partnership, body corporate, association, governmental or local authority or agency or other entity;
(9)
a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;
(10)
a word or expression defined in the Corporations Act and not otherwise defined in this deed has the meaning given to it in the Corporations Act;
(11)
the meaning of general words is not limited by specific examples introduced by including, for example or similar expressions;
(12)
headings are for ease of reference only and do not affect the interpretation of this deed;
(13)
any agreement, representation, warranty or indemnity in favour of two or more parties (including where two or more persons are included in the same defined term) is for the benefit of them jointly and severally;
(14)
a rule of construction does not apply to the disadvantage of a party because the party was responsible for the preparation of this deed or any part of it; and
(15)
if a day on or by which an obligation must be performed or an event must occur is not a Business Day, the obligation must be performed or the event must occur on or by the next Business Day.
1.3.
Construction

This deed may not be construed adversely to a party only because that party or its legal advisors were responsible for preparing it.

1.4.
Knowledge

Where this deed makes reference to the knowledge or awareness of a party, or any similar reference, such knowledge or awareness will be taken to mean the actual knowledge and awareness of the party, but will not include any deemed or imputed knowledge of the party.

1.5.
Payments

Unless otherwise expressly provided in this deed, where an amount is required to be paid to a party (the Receiving Party) by another party under this deed, that amount must be paid:

(1)
in immediately available and irrevocable funds by electronic transfer to a bank account or accounts notified by the Receiving Party in writing on or before the due date for payment, or in other such immediately payable funds as the parties agree; and
(2)
without deduction, withholding or set-off.

In this clause 1.5, a Receiving Party does not include a Share Scheme Participant or Option Scheme Participant.

1.6.
Best and reasonable endeavours

Any provision of this deed which requires a party to use best endeavours, or reasonable endeavours, or to take all steps reasonably necessary or desirable, (including to procure that something is performed or occurs) does not include an obligation:

(1)
to pay any significant sum of money or to provide any significant financial compensation, valuable consideration or any other incentive to or for the benefit of any person, except for payment of any applicable fee for the lodgement or filing of any relevant application with any government agency or fees to any professional advisors; or
(2)
to commence any legal proceeding against any person,

except in accordance with the express terms of this deed.

2.
Agreement to propose and implement the Schemes
2.1.
Amaero to propose the Schemes
(1)
Amaero agrees to propose the Share Scheme and the Option Scheme on and subject to the terms and conditions of this deed and the Corporations Act.
(2)
Amaero US Holdco agrees to assist Amaero to propose the Share Scheme and the Option Scheme on and subject to the terms and conditions of this deed.
2.2.
Agreement to implement the Schemes

The parties agree to implement the Schemes on and subject to the terms and conditions of this deed and the Corporations Act.

3.
Conditions Precedent
3.1.
Conditions Precedent to implementation of the Share Scheme

Subject to this clause 3, the Share Scheme will not become Effective, and the respective obligations of the parties in relation to the implementation of the Share Scheme are not binding, unless each of the following Conditions Precedent are satisfied or waived to the extent and in the manner set out in this clause 3:

(1)
Share Regulatory Approvals: Before 5:00pm on the Business Day before the Second Court Date:
(a)
ASIC: ASIC has issued or provided all such reliefs, confirmations, consents, approvals, qualifications or exemptions, or does such other acts which the parties agree are reasonably necessary or desirable to implement the Share Scheme and such reliefs, waivers, confirmations, consents, approvals, qualifications or exemptions or other acts (as the case may be) have not been withdrawn, suspended, varied or revoked;
(b)
ASX: ASX has issued or provided all such reliefs, confirmations, consents, approvals, waivers or does such other acts which the parties agree are reasonably necessary to implement the Share Scheme and such reliefs, confirmations, consents, approvals, waivers or other acts (as the case may be) have not been withdrawn, suspended, varied or revoked; and
(c)
all other regulatory approvals or waivers required to implement the Share Scheme being granted or obtained and those regulatory approvals or waivers not being withdrawn, cancelled, revoked or varied in a manner that is materially adverse to the parties,

(together, the Share Regulatory Approvals);

(2)
Shareholder approval: Amaero Shareholders approve the Share Scheme at the Share Scheme Meeting by the requisite majorities under section 411(4)(a)(ii) of the Corporations Act;
(3)
Court approval of Share Scheme: The Court approves the Share Scheme in accordance with section 411(4)(b) of the Corporations Act on the Second Court Date;
(4)
Court approval of Option Scheme: The Court approves the Option Scheme in accordance with section 411(4)(b) of the Corporations Act on the Second Court Date;
(5)
Restraints: As at 8:00am on the Second Court Date, no judgement, order, decree, statute, law, ordinance, rule of regulation, or other temporary restraining order, preliminary or permanent injunction, restraint or prohibition or other order or decision has been issued, made, entered, enacted, promulgated or enforced by any court of competent jurisdiction or any Regulatory Authority remains in effect that prohibits, restricts, makes illegal or restrains the completion of the Share Scheme, and there is no other legal restraint or prohibition, preventing the consummation of any aspect of the Proposed Transaction on the Implementation Date;
(6)
Independent Expert Report: The Independent Expert provides a report to Amaero that concludes that the Share Scheme is in the best interests of Amaero Shareholders on or before the time when the Scheme Booklet is registered by ASIC under the Corporations Act and the Independent Expert not withdrawing or adversely modifying that conclusion before 8:00am on the Second Court Date;

(7)
ASX listing: Prior to 8:00am on the Second Court Date, ASX approves:
(a)
the admission of Amaero US HoldCo to the official list of the ASX; and
(b)
the Amaero US HoldCo CDIs for official quotation by the ASX,

subject only to any conditions which ASX may reasonably require that are acceptable to the Amaero Board and the Amaero US HoldCo Board and to the Share Scheme becoming Effective; and

(8)
Ability to issue CDIs: Before 5:00pm on the Business Day prior to the Second Court Date, Amaero US HoldCo and Amaero doing everything necessary under the ASX Settlement Rules to enable CDN to allot and issue the Share Scheme Consideration under the Share Scheme, other than the actual allotment and issue or transfer (as applicable) of the Amaero US HoldCo Shares to CDN under the Share Scheme.
3.2.
Conditions Precedent to implementation of the Option Scheme

Subject to this clause 3, the Option Scheme will not become Effective, and the respective obligations of the parties in relation to the implementation of the Option Scheme are not binding, unless each of the following Conditions Precedent are satisfied or waived to the extent and in the manner set out in this clause 3:

(1)
Option Regulatory Approvals: Before 5:00pm on the Business Day before the Second Court Date:
(a)
ASIC: ASIC has issued or provided all such reliefs, confirmations, consents, approvals, qualifications or exemptions, or does such other acts which the parties agree are reasonably necessary or desirable to implement the Option Scheme and such reliefs, waivers, confirmations, consents, approvals, qualifications or exemptions or other acts (as the case may be) have not been withdrawn, suspended, varied or revoked;
(b)
ASX: ASX has issued or provided all such reliefs, confirmations, consents, approvals, waivers or does such other acts which the parties agree are reasonably necessary to implement the Option Scheme and such reliefs, confirmations, consents, approvals, waivers or other acts (as the case may be) have not been withdrawn, suspended, varied or revoked; and
(c)
all other regulatory approvals or waivers required to implement the Option Scheme being granted or obtained and those regulatory approvals or waivers not being withdrawn, cancelled, revoked or varied in a manner that is materially adverse to the parties,

(together, the Option Regulatory Approvals);

(2)
Option holder approval: Amaero Option Holders approve the Option Scheme at the Option Scheme Meeting by the requisite majorities under section 411(4)(a)(ii) of the Corporations Act;
(3)
Court approval of Option Scheme: The Court approves the Option Scheme in accordance with section 411(4)(b) of the Corporations Act on the Second Court Date;
(4)
Court approval of Share Scheme: The Court approves the Share Scheme in accordance with section 411(4)(b) of the Corporations Act on the Second Court Date;

(5)
Restraints: As at 8:00am on the Second Court Date, no judgement, order, decree, statute, law, ordinance, rule of regulation, or other temporary restraining order, preliminary or permanent injunction, restraint or prohibition or other order or decision has been issued, made, entered, enacted, promulgated or enforced by any court of competent jurisdiction or any Regulatory Authority remains in effect that prohibits, restricts, makes illegal or restrains the completion of the Option Scheme, and there is no other legal restraint or prohibition, preventing the consummation of any aspect of the Proposed Transaction on the Implementation Date; and
(6)
Independent Expert Report: The Independent Expert provides a report to Amaero that concludes that the Option Scheme is in the best interests of Amaero Option Holders on or before the time when the Scheme Booklet is registered by ASIC under the Corporations Act and the Independent Expert not withdrawing or adversely modifying that conclusion before 8:00am on the Second Court Date.
3.3.
Reasonable endeavours to satisfy Conditions Precedent

Each of the parties will use its reasonable endeavours to procure that:

(1)
each of the Conditions Precedent are satisfied as soon as practicable after the date of this deed and continues to be satisfied at all times until the last time it is to be satisfied (as the case may require); and
(2)
there is no occurrence within the Control of Amaero or Amaero US HoldCo (as the context requires) or their Affiliates that would prevent the Conditions Precedent being satisfied.
3.4.
Waiver of Conditions Precedent
(1)
Each of the Conditions Precedent are for the mutual benefit of Amaero and Amaero US HoldCo and may only be waived with the written consent of both parties, except for the Conditions Precedent in:
(a)
clauses 3.1(1) (Share Regulatory Approvals), 3.1(2) (Shareholder approval), 3.1(3) (Court approval of Share Scheme), 3.1(4) (Court approval of Option Scheme), 3.1(5) (Restraints), 3.1(7) (ASX listing) and 3.1(8) (Ability to issue CDIs) cannot be waived;
(b)
clauses 3.2(1) (Option Regulatory Approvals) 3.2(2) (Option holder approval), 3.2(3) (Court approval of Option Scheme), 3.2(4) (Court approval of Share Scheme) and 3.2(5) (Restraints) cannot be waived; and
(c)
clauses 3.1(6) (Independent Expert Report) and 3.2(6) (Independent Expert Report) are for the sole benefit of, and any breach or non-fulfilment of such Condition Precedents may only be waived with the written consent of, Amaero.
(2)
A party entitled to waive the breach or non-fulfilment of a Condition Precedent pursuant this clause 3.4 may do so in its absolute discretion subject to the provision of written notice to the other party. Any such waiver by a party for whose benefit the relevant Condition Precedent applies must take place on or prior to 8:00am on the Second Court Date.
(3)
If a party waives the breach or non-fulfilment of a Condition Precedent, that waiver precludes the party from suing another party for any breach of this deed that resulted in the breach or non-fulfilment of the Condition Precedent.

(4)
Waiver of a breach or non-fulfilment in respect of one Condition Precedent does not constitute:
(a)
a waiver of breach or non-fulfilment of any other Condition Precedent resulting from the same event; or
(b)
a waiver of breach or non-fulfilment of that Condition Precedent resulting from any other event.
3.5.
Certificates in relation to Conditions Precedent
(1)
On the Second Court Date, Amaero and Amaero US HoldCo will provide a joint certificate to the Court confirming whether or not the Conditions Precedent have been satisfied or waived in accordance with the terms of this deed.
(2)
The parties shall use their reasonable endeavours to agree on a draft of the joint certificate referred to in clause 3.5(1) by 5:00pm on the Business Day prior to the Second Court Date.
3.6.
Consultation on failure of a Condition Precedent

If:

(1)
there is a non-fulfilment of a Condition Precedent which is not waived in accordance with this deed by the time or date specified in this deed for the satisfaction of the Condition Precedent;
(2)
there is an act, failure to act or occurrence which will prevent a Condition Precedent being satisfied by the time or date specified in this deed for the satisfaction of the Condition Precedent (and the non-fulfilment which would otherwise occur has not already been waived in accordance with this deed); or
(3)
the Schemes have not become effective by the End Date,

then the parties must consult in good faith with a view to determine whether they wish to pursue the Schemes and, if so:

(4)
the Schemes may proceed by way of alternative means or methods;
(5)
to extend the relevant time for satisfaction of the Condition Precedent or to adjourn or change the date of an application to the Court; or
(6)
to extend the End Date.
3.7.
Failure to agree

If, under clause 3.6, the parties are unable to reach agreement or do not wish to pursue the Schemes, in each case within five Business Days (or any shorter period ending on 5:00pm on the day before the Second Court Date):

(1)
subject to clause 3.8(2), either party may terminate this deed and such termination will be in accordance with clause 7; or
(2)
If a Condition Precedent may be waived by one party only, that party may only waive the Condition Precedent or terminate this deed and such termination will be in accordance with clause 7,

in each case, before 5:00pm on the day before the Second Court Date.

A party will not be entitled to terminate this deed under this clause 3.7 if the relevant Condition Precedent has not been satisfied or agreement cannot be reached as a result of a breach of this deed by that party or a deliberate act or omission of that party in breach of this deed.

3.8.
Notices in relation to Conditions Precedent

Each party must:

(1)
notice of satisfaction: promptly notify the other party of the satisfaction of a Condition Precedent and must keep the other party informed of any material development of which it becomes aware that may lead to the breach or non-fulfilment of a Condition Precedent which it is responsible for satisfying;
(2)
notice of failure: promptly give written notice to the other of a breach or non-fulfilment of a Condition Precedent which it is responsible for satisfying, or of any event which will prevent a Condition Precedent being satisfied; and
(3)
notice of waiver: upon receipt of a notice given under clause 3.8(2), give written notice to the other party as soon as possible (and in any event before 5.00pm on the day before the Second Court Date) as to whether or not it waives the breach or non-fulfilment of any Condition Precedent resulting from the occurrence of that event, specifying the Condition Precedent in question.

Failure to provide a notice required by this clause 3.8 will not give rise to the failure of a Condition Precedent or any right to terminate this deed.

4.
Transaction steps in relation to the Share Scheme
4.1.
Share Scheme
(1)
Amaero must, as soon as reasonably practicable after the Execution Date, propose the Share Scheme to Amaero Shareholders.
(2)
If the Share Scheme becomes Effective, on the Implementation Date:
(a)
all of the Scheme Shares held by Share Scheme Participants on the Record Date will be transferred to Amaero US HoldCo; and
(b)
in exchange, each Share Scheme Participant will receive the Share Scheme Consideration in accordance with the terms of this deed, the Share Scheme and the Share Scheme Deed Poll.
4.2.
No amendment to the Share Scheme without consent

Amaero must not consent to any modification of, or amendment to, or the making or imposition by the Court of any condition in respect of, the Share Scheme without the prior written consent of Amaero US HoldCo.

4.3.
Entitlement to Share Scheme Consideration

Subject to, and in accordance with this deed and the Share Scheme, each Share Scheme Participant is entitled to receive the Share Scheme Consideration in respect of each Amaero Share held by that Share Scheme Participant.

4.4.
Provision of Share Scheme Consideration
(1)
Subject to this deed and the Share Scheme, Amaero US HoldCo undertakes and warrants to Amaero (in its own right and separately as trustee or nominee on behalf of each of the Share Scheme Participants) that, in consideration of the transfer to Amaero US HoldCo of each Scheme Share held by a Share Scheme Participant under the terms of the Share Scheme, Amaero US HoldCo will (subject to the terms of this deed, the Share Scheme and the Share Scheme Deed Poll) on the Implementation Date:
(a)
accept that transfer;
(b)
in the case of a Share Scheme Participant who holds Scheme Shares (other than an Ineligible Foreign Holder):
(i)
procure CDN to issue one Amaero US HoldCo CDI for every Scheme Share held by that Share Scheme Participant on the Record Date; and
(ii)
issue to CDN (as Depository Nominee), the relevant number of Amaero US HoldCo Shares underlying such Amaero US HoldCo CDIs (being one Amaero US HoldCo Share for every 40 US Holdco CDIs); and
(c)
in the case of an Ineligible Foreign Holder, procure CDN to issue to the Sale Agent such number of Amaero US HoldCo CDIs in accordance with clause 4.6 that Ineligible Foreign Holders would otherwise have been entitled to and issue to the CDN (as Depositary Nominee) one Amaero US HoldCo Share for every 40 Amaero US HoldCo CDIs to be issued to the Sale Agent.
(2)
Amaero acknowledges that the undertaking by Amaero US HoldCo in clause 4.4(1)(c) is given to Amaero in its own right and in its capacity as trustee for each Share Scheme Participant.
4.5.
Amaero US HoldCo CDIs – registration and notices
(1)
On the Business Day prior to the Implementation Date, Amaero US HoldCo must enter in the Amaero US HoldCo Share Register the name of CDN (as Depositary Nominee) to hold the Amaero US HoldCo Shares underlying the Amaero US HoldCo CDIs to be issued in accordance with the Share Scheme.
(2)
After the satisfaction of the obligation in clause 4.5(1), Amaero US HoldCo must on the Implementation Date:
(a)
procure that CDN records in the Amaero US HoldCo CDI Register each Share Scheme Participant who is to receive Amaero US HoldCo CDIs under the Share Scheme and issues Amaero US HoldCo CDIs to the Sale Agent;
(b)
in the case of Share Scheme Participants who hold their Scheme Shares on the CHESS sub-register, procure that the Amaero US HoldCo CDIs in respect of such Share Scheme Participant's entitlement to Amaero US HoldCo Shares as Share Scheme Consideration are credited to that register;
(c)
in the case of Share Scheme Participants who hold their Scheme Shares on the issuer sponsored sub-register, procure that the Amaero US HoldCo CDIs in respect of such Share Scheme Participant's entitlement to Amaero US HoldCo Shares as Share Scheme Consideration are credited to that register; and

(d)
maintain the Amaero US HoldCo CDI Register for each Share Scheme Participant who receives Amaero US HoldCo CDIs under the Share Scheme and procures the provision of Amaero US HoldCo CDI holding statements or CHESS allotment confirmation notices to all applicable Share Scheme Participants in accordance with the Listing Rules.
4.6.
Ineligible Foreign Holders
(1)
Amaero US HoldCo will be under no obligation under this deed to allot or issue any Share Scheme Consideration (in the form of Amaero US HoldCo CDIs) in the name of any Ineligible Foreign Holder and, instead, will issue the Amaero US HoldCo CDIs to which the Ineligible Foreign Holder would have otherwise been entitled to the Sale Agent, on trust for the Ineligible Foreign Holder who is the beneficial owner thereof.
(2)
Amaero US HoldCo will:
(a)
instruct the Sale Agent, acting on behalf of the Ineligible Foreign Holders and not on the behalf of Amaero or Amaero US HoldCo, to sell all of the Amaero US HoldCo CDIs issued in the name of the Sale Agent pursuant to clause 4.6(1) in such manner, at such price and on such other terms as the Sale Agent determines in good faith, as soon as reasonably practicable after the Implementation Date; and
(b)
remit, or procure to be remitted, to the Ineligible Foreign Holder the proceeds of its sale (on an averaged basis so that all Ineligible Foreign Holders receive the same price per Amaero US HoldCo CDI, subject to rounding down to the nearest whole cent) in Australian dollars (after deducting any applicable brokerage, foreign exchange, stamp duty and other selling costs, taxes and charges).
(3)
The remittance to each Ineligible Foreign Shareholder of the sale proceeds pursuant to clause 4.6(2) is in full and final satisfaction of that Ineligible Foreign Holder's right and entitlement to the Share Scheme Consideration referable to it.
4.7.
Status of Amaero US HoldCo Shares

Amaero US HoldCo covenants in favour of Amaero (in its own right and separately as trustee or nominee on behalf of each of the Share Scheme Participants) that:

(1)
all Amaero US HoldCo Shares to be issued pursuant to the Share Scheme will:
(a)
be duly and validly authorised in accordance with the Amaero US HoldCo by-laws, articles of incorporation and the laws governing Amaero US HoldCo; and
(b)
rank equally in all respects with all other Amaero US HoldCo Shares; and
(c)
be fully paid and free from any Encumbrances (other than as provided for under the Amaero US HoldCo’s by-laws, articles of incorporation and the laws governing Amaero US HoldCo); and
(2)
it will use all reasonable endeavours to ensure that Amaero US HoldCo CDIs issued as Share Scheme Consideration will be listed for quotation on ASX with effect from the Business Day after the Implementation Date (or such later date as ASX may require).

4.8.
Share Scheme Deed Poll

Amaero US HoldCo covenants in favour of Amaero (in its own right and separately as trustee or nominee on behalf of each of the Share Scheme Participants) to execute and deliver the Share Scheme Deed Poll to Amaero before 5:00pm on the Business Day prior to the First Court Date.

5.
Transaction steps in relation to the Option Scheme
5.1.
Option Scheme
(1)
Amaero must, as soon as reasonably practicable after the Execution Date, propose the Option Scheme to Amaero Option Holders.
(2)
If the Option Scheme becomes Effective, on the Implementation Date:
(a)
all of the Amaero Options held by Amaero Option Holders on the Record Date will be cancelled; and
(b)
in exchange, each Amaero Option Holder will receive the Option Scheme Consideration in accordance with the terms of this deed, the Option Scheme and the Option Scheme Deed Poll.
5.2.
No amendment to the Option Scheme without consent

Amaero must not consent to any modification of, or amendment to, or the making or imposition by the Court of any condition in respect of, the Option Scheme without the prior written consent of Amaero US HoldCo.

5.3.
Entitlement to Option Scheme Consideration

Subject to, and in accordance with this deed and the Option Scheme, each Amaero Option Holder is entitled to receive the Option Scheme Consideration in respect of each Amaero Option held by that Amaero Option Holder.

5.4.
Provision of Option Scheme Consideration

Subject to this deed and the Option Scheme, Amaero US HoldCo undertakes and warrants to Amaero (in its own right and separately as trustee or nominee on behalf of each of the Option Scheme Participant) that, in consideration of the Option Scheme Participants agreeing to cancel their respective Amaero Options under the terms of the Option Scheme, Amaero US HoldCo will (subject to the terms of this deed, the Option Scheme and the Option Scheme Deed Poll) on the Implementation Date provide the Option Scheme Consideration.

5.5.
Terms of Amaero US HoldCo Options

Each Amaero US HoldCo Option issued as Option Scheme Consideration in accordance with the Option Scheme and the Option Scheme Deed Poll will:

(1)
have an exercise price per Amaero US HoldCo Share equal to the exercise price per Amaero Share of the relevant Amaero Option it replaces, converted from Australian dollars to US dollars at the prevailing currency exchange rate on the Implementation Date, as reasonably determined by Amaero;
(2)
have an exercise period equal to the unexpired exercise period of the relevant Amaero Option it replaces;

(3)
be vested to the same extent and have the same terms as to vesting as the relevant Amaero Option it replaces;
(4)
for Amaero Option Holders with a registered address in Australia and New Zealand on the Amaero Option Register, provide that securities issued on exercise of the Amaero US HoldCo Option will be Amaero US HoldCo CDIs by default, unless the Amaero Option Holder elects to receive Amaero US HoldCo Shares;
(5)
for Amaero Option Holders with a registered address outside of Australia and New Zealand on the Amaero Option Register, provide that securities issued on exercise of the Amaero US HoldCo Option will be Amaero US HoldCo Shares by default, unless the Amaero Option Holder elects to receive Amaero US HoldCo CDIs; and
(6)
be otherwise be on the same terms as the Amaero Option it replaces, with necessary changes due to Amaero US HoldCo being the issuer in place of Amaero.
5.6.
Scrip for scrip roll-over relief

In the event the Option Scheme Participants are eligible for scrip for scrip roll-over relief, Amaero US HoldCo acknowledges it has not made, and will not make, a choice under subsection 124.795(4) of the ITAA97.

6.
Implementation of the Schemes
6.1.
General obligations

Amaero and Amaero US HoldCo must each:

(1)
use all reasonable endeavours and commit necessary resources (including management and corporate relations resources and the resources of external advisers); and
(2)
procure that its officers and advisers act reasonably and work in a timely and co-operative fashion with the other party (including by attending meetings and by providing information),

to produce the Scheme Booklet and implement the Schemes as soon as reasonably practicable and in accordance with the timetable agreed between the parties.

6.2.
Amaero obligations

Amaero must, acting at all times in good faith, take all steps reasonably necessary to implement the Schemes in accordance with the timetable agreed between the parties and otherwise as soon as practicable and on and subject to the terms of this deed. Without limiting the foregoing, Amaero must (to the fullest extent applicable):

(1)
announce Amaero Directors’ recommendation: following execution of this deed, announce, in the form of its Agreed Public Announcement (on the basis of statements made to Amaero by each Amaero Director) that:
(a)
the Amaero Directors intend to recommend the Share Scheme to Amaero Shareholders and recommend that Amaero Shareholders vote in favour of the Share Scheme at the Share Scheme Meeting;
(b)
the Amaero Directors intend to recommend the Option Scheme to Amaero Option Holders and recommend that Amaero Option Holders vote in favour of the Option Scheme at the Option Scheme Meeting;

(c)
each Amaero Director intends to vote, or cause to be voted, all Amaero Shares in which he or she has a Relevant Interest in favour of the Share Scheme at the Share Scheme Meeting; and
(d)
each Amaero Director intends to vote, or cause to be voted, all Amaero Options in which he or she has a Relevant Interest in favour of the Option Scheme at the Option Scheme Meeting,

in each case in the absence of:

(e)
the Independent Expert concluding in the Independent Expert Report (or any update or variation to that report) that the Proposed Transaction is not in the best interests of Amaero Shareholders and the Amaero Option Holders; or
(f)
in the case of the recommendation in clauses 6.2(1)(a) and 6.2(1)(b), an Amaero Director making a determination in accordance with clause 6.5;
(2)
Independent Expert: as soon as reasonably practicable after the Execution Date, appoint the Independent Expert, in accordance with RG 112, and provide all assistance and information reasonably requested by the Independent Expert in connection with the preparation of the Independent Expert Report (and any update to any such report);
(3)
apply for ASX and ASIC relief: use its reasonable endeavours to obtain all waivers, exemptions and modifications from ASX and ASIC as may be required to facilitate the implementation of the Schemes;
(4)
preparation of Scheme Booklet: as soon as reasonably practicable after the date of this deed:
(a)
prepare and despatch to Amaero Shareholders and Amaero Option Holders a Scheme Booklet (other than the Amaero US HoldCo Information and the Independent Expert Report) in accordance with all applicable laws (including the Corporations Act and Corporations Regulations), RG 60 and, subject to clause 6.3(1) include the Amaero US HoldCo Information in the Scheme Booklet; and
(b)
consult with Amaero US HoldCo as to the content and presentation of the Scheme Booklet, including providing Amaero US HoldCo with drafts of the Scheme Booklet and the factual information sections relating to Amaero US HoldCo in the Independent Expert Report, in a timely manner and, acting reasonably and in good faith, consider (and, where applicable, promptly provide to the Independent Expert in writing) all reasonable comments from Amaero US HoldCo and its representatives on those drafts when preparing revised drafts, provided that such comments are provided to Amaero in a timely manner (however in relation to the Independent Expert Report, Amaero is only responsible to ensure that the Independent Expert considers comments relating exclusively to factual accuracy);
(5)
Director’s recommendation and voting intentions in Scheme Booklet: state in the Scheme Booklet that each Amaero Director:
(a)
recommends that Amaero Shareholders vote in favour of the Share Scheme at the Share Scheme Meeting;
(b)
recommends that Amaero Option Holders vote in favour of the Option Scheme at the Option Scheme Meeting;

(c)
intends to vote, or cause to be voted, all Amaero Shares in which he or she has a Relevant Interest in favour of the Share Scheme at the Share Scheme Meeting; and
(d)
intends to vote, or cause to be voted, all Amaero Options in which he or she has a Relevant Interest in favour of the Option Scheme at the Option Scheme Meeting,

in each case in the absence of:

(e)
the Independent Expert concluding in the Independent Expert Report (or any update or variation to that report) that the Proposed Transaction is not in the best interests of Amaero Shareholders and Amaero Option Holders; or
(f)
an Amaero Director making a determination in accordance with clause 6.5.
(6)
lodgement of Regulator’s Drafts:
(a)
no later than 14 days before the First Court Date, provide a near final draft of the Scheme Booklet (Regulator’s Draft) to ASIC for its review for the purposes of section 411(2) of the Corporations Act, and provide a copy of the Regulator’s Draft to Amaero US HoldCo immediately thereafter; and
(b)
keep Amaero US HoldCo reasonably informed of any material issues raised by ASIC in relation to the Regulator’s Draft and, where practical to do so, consult with Amaero US HoldCo in good faith prior to taking any steps or actions to address any such material issues (provided that, where such issues relate to Amaero US HoldCo Information, Amaero must not take any steps to address them without Amaero US HoldCo’s prior written consent, not to be unreasonably withheld);
(7)
no objection statement: apply to ASIC for the production of:
(a)
a letter stating that it does not intend to appear at the First Court Hearing; and
(b)
a statement under section 411(17)(b) of the Corporations Act stating that ASIC has no objection to the Schemes;
(8)
First Court Hearing: apply to the Court for orders under section 411(1) of the Corporations Act directing Amaero to convene the Scheme Meetings;
(9)
due diligence and verification: undertake appropriate due diligence and verification processes in relation to the Amaero Information, and, once such processes have been completed, provide written confirmation to Amaero US HoldCo of the completion of such processes;
(10)
approval and registration of Scheme Booklet: if the Court directs Amaero to convene the Scheme Meetings request that, in accordance with section 412(6) of the Corporations Act, ASIC register the Scheme Booklet;
(11)
Amaero new information: provide to Amaero Shareholders and Amaero Option Holders any further or new information which arises after despatch of the Scheme Booklet and prior to the Scheme Meetings which is necessary to ensure that the information contained in the Scheme Booklet is not false, misleading or deceptive in any material respect (whether by omission or otherwise);
(12)
Scheme Meetings: convene and hold the Scheme Meetings in accordance with the orders made by the Court at the First Court Hearing pursuant to section 411(1) of the Corporations Act;

(13)
supplementary disclosure: if, after despatch of the Scheme Booklet, Amaero becomes aware:
(a)
that information included in the Scheme Booklet is or has become false, misleading or deceptive in any material respect (whether by omission or otherwise); or
(b)
of information that is required to be disclosed to Amaero Shareholders and Amaero Option Holders under any applicable law or having regard to RG 60 but was not included in the Scheme Booklet,

promptly disclose such information to and consult with Amaero US HoldCo in good faith as to the need for, and form of, any supplementary disclosure to Amaero Shareholders and Amaero Option Holders, the need for, the timing of, and directions to be sought at, an additional application to the Court or ASIC, and make any disclosure that it is ordered to make or considers reasonably necessary in the circumstances, having regard to orders made by the Court, applicable laws and RG 60;

(14)
ATO Class Ruling: apply to the ATO for the ATO Class Ruling;
(15)
Conditions Precedent certificate: at the Second Court Hearing, provide to the Court (through its counsel):
(a)
a certificate confirming (in respect of matters within its knowledge) whether or not the Conditions Precedent (other than the Condition Precedents in clauses 3.1(1) and 3.2(1)) have been satisfied or waived in accordance with clause 3, a draft of which certificate must be provided to Amaero US HoldCo by 5:00pm on the Business Day prior to the Second Court Date; and
(b)
any certificate provided to it by Amaero US HoldCo pursuant to clause 6.3(13);
(16)
Second Court Hearing: subject to the Conditions Precedent (other than the Condition Precedent in clauses 3.1(1) and 3.2(1)) being satisfied or waived in accordance with clause 3, apply to the Court for orders under section 411(4)(b) of the Corporations Act approving the Schemes;
(17)
Court documents: prepare the relevant court documents, provide drafts of those documents to Amaero US HoldCo in a timely manner and, acting reasonably and in good faith, take into account all reasonable comments from Amaero US HoldCo and its representatives on those drafts, provided that such comments are provided in a timely manner;
(18)
extract Court order and notify ASX: as soon as reasonably possible after conclusion of the Second Court Hearing, obtain an office copy of the orders made by the Court under section 411(4)(b) of the Corporations Act approving the Schemes and, promptly after receipt of the orders, tell ASX of Amaero’s intention to lodge the Court order with ASIC the following day;
(19)
lodgement of Court order: for the purposes of section 411(10) of the Corporations Act, lodge with ASIC an office copy of the orders made by the Court under section 411(4)(b) of the Corporations Act approving the Schemes before 5:00pm on the Business Day following the day on which it receives such office copy;
(20)
suspension of trading: apply to ASX to have:
(a)
trading in Amaero Shares suspended from the close of trading on the Effective Date; and

(b)
Amaero removed from the official list of ASX, and quotation of Amaero Shares on ASX terminated, with effect on and from the close of trading on the Trading Day immediately following, or shortly after, the Implementation Date, or, in each case, such other dates as the parties may agree, acting reasonably, following consultation with ASX and not do anything to cause any of these things to happen before the time specified in this clause 6.2(20);

(21)
Share Scheme Consideration: facilitate the provision of the Share Scheme Consideration to Share Scheme Participants;
(22)
Option Scheme Consideration: facilitate the provision of the Option Scheme Consideration to Option Scheme Participants;
(23)
Share Scheme implementation: if the Court makes orders under section 411(4) of the Corporations Act approving the Share Scheme:
(a)
determine the identity of each Share Scheme Participant and their entitlement to the Share Scheme Consideration as at the Record Date, including by taking up-to-date copies of the Amaero Share Register current as at the Record Date;
(b)
provide to Amaero US HoldCo all information about the Share Scheme Participants that Amaero US HoldCo reasonably requires in order for Amaero US HoldCo to provide the Share Scheme Consideration to the Share Scheme Participants in accordance with the Share Scheme;
(c)
execute proper instruments of transfer of and giving effect to and registering the transfer of the Amaero US HoldCo Shares to CDN to be held on trust for Share Scheme Participants in accordance with the Share Scheme; and
(d)
do all other things contemplated by or necessary to give effect to the Share Scheme and the orders of the Court;
(24)
Option Scheme implementation: if the Court makes orders under section 411(4) of the Corporations Act approving the Option Scheme:
(a)
determine the identity of each Option Scheme Participant and their entitlement to the Option Scheme Consideration as at the Record Date, including by taking up-to-date copies of the Amaero Option Register current as at the Record Date;
(b)
provide to Amaero US HoldCo all information about the Option Scheme Participants that Amaero US HoldCo reasonably requires in order for Amaero US HoldCo to provide the Option Scheme Consideration to the Option Scheme Participants in accordance with the Option Scheme; and
(c)
subject to Amaero US HoldCo satisfying its obligations to provide the Option Scheme Consideration to the Option Scheme Participants in accordance with the Option Scheme, cancel the Scheme Options on the Implementation Date;
(25)
compliance with laws: do everything reasonably within its power to ensure that the Proposed Transaction is effected in accordance with all applicable laws, regulations and policy; and
(26)
other steps: do all other things necessary to give effect to the Schemes and the orders of the Court approving the Schemes.

6.3.
Amaero US HoldCo obligations

Amaero US HoldCo must, acting at all times in good faith, take all steps reasonably necessary to implement the Schemes in accordance with the timetable agreed between the parties and otherwise as soon as practicable and on and subject to the terms of this deed. Without limiting the foregoing, Amaero US HoldCo must (to the fullest extent applicable):

(1)
apply for ASX and ASIC relief: use its reasonable endeavours to obtain all waivers, exemptions and modifications from ASX or ASIC as may be required to facilitate implementation of the Schemes;
(2)
prepare Amaero US HoldCo Information:
(a)
as soon as reasonably practicable after the Execution Date, prepare the Amaero US HoldCo Information for inclusion in the Scheme Booklet in accordance with all applicable laws (including the Corporations Act and Corporations Regulations), RG 60 and the Listing Rules; and
(b)
provide Amaero with drafts of the Amaero US HoldCo Information in a timely manner and, acting reasonably and in good faith, take into account all reasonable comments from Amaero and its representatives on those drafts, provided that such comments are provided to Amaero US HoldCo in a timely manner;
(3)
accuracy of Amaero US HoldCo Information: before the despatch of the Scheme Booklet to Amaero Shareholders and Amaero Option Holders, verify to Amaero the accuracy of the Amaero US HoldCo Information contained in the Scheme Booklet, and consent to the inclusion of that information in the form and context in which it appears in the Scheme Booklet, in each ease subject to Amaero US HoldCo being reasonably satisfied as to those matters;
(4)
assistance with Scheme Booklet and Court documents: provide any assistance or information reasonably requested by Amaero or its representatives in connection with the preparation of the Scheme Booklet (including any supplementary disclosure to Amaero Shareholders and Amaero Option Holders) or any Court documents, including reviewing the drafts of the Scheme Booklet prepared by Amaero and provide comments in a timely manner on those drafts in good faith;
(5)
Independent Expert Report: subject to the Independent Expert agreeing to reasonable confidentiality restrictions, provide any assistance or information reasonably requested by Amaero or its representatives, or by the Independent Expert, in connection with the preparation of the Independent Expert Report (and any update or variation to any such report);
(6)
due diligence and verification: undertake appropriate due diligence and verification processes in relation to the Amaero US HoldCo Information, and, once those processes have been completed, provide written confirmation to Amaero of the completion of such processes;
(7)
confirmation of Amaero US HoldCo Information: promptly after Amaero requests that it does so, confirm in writing to Amaero that:
(a)
it consents to the inclusion of the Amaero US HoldCo Information in the Scheme Booklet, in the form and context in which the Amaero US HoldCo Information appears; and
(b)
the Amaero US HoldCo Information in the Scheme Booklet is not misleading or deceptive in any material respect (whether by omission or otherwise), and the inclusion of such Amaero US HoldCo Information, in that form and context, has been approved by the Amaero US HoldCo Board;

(8)
Share Scheme Deed Poll: before 5:00pm on the Business Day prior to the First Court Date, on the date this deed is signed, enter into the Share Scheme Deed Poll and deliver it to Amaero, and, if the Share Scheme becomes Effective, fully comply with its obligations under the Share Scheme Deed Poll;
(9)
Option Scheme Deed Poll: before 5:00pm on the Business Day prior to the First Court Date, on the date this deed is signed, enter into the Option Scheme Deed Poll and deliver it to Amaero, and, if the Option Scheme becomes Effective, fully comply with its obligations under the Option Scheme Deed Poll;
(10)
United States legal opinion: deliver to Amaero an opinion from its United States legal counsel, in a form satisfactory to Amaero (acting reasonably), that the Share Scheme Deed Poll and Option Scheme Deed Poll are legally binding on and enforceable against Amaero US HoldCo under the laws of the State of Delaware;
(11)
authorised nominee: appoint CDN to receive under the Share Scheme and hold Amaero US HoldCo Shares for the benefit of Share Scheme Participants who are to receive Amaero US HoldCo CDIs and execute (or procure the execution of) proper instruments of transfer of those securities to Amaero US HoldCo in accordance with the Share Scheme;
(12)
update Amaero US HoldCo Information: promptly advise Amaero in writing if it becomes aware:
(a)
of information which should have been but was not included in the Amaero US HoldCo Information in the Scheme Booklet (including if known at the time), and promptly provide Amaero with the omitted information; or
(b)
that the Amaero US HoldCo Information in the Scheme Booklet is or has become misleading or deceptive in any material respect (whether by omission or otherwise), and promptly provide Amaero with any information required to correct the misleading or deceptive statements;
(13)
Conditions Precedent certificate: before 8:00am on the Second Court Date, provide to Amaero for provision to the Court at the Second Court Hearing a signed counterpart of the certificate referred to in clause 3.5 confirming (in respect of matters within its knowledge) whether or not the Conditions Precedent (other than the Condition Precedent in clauses 3.1(3), 3.1(4), 3.2(2) and 3.2(3)) have been satisfied or waived in accordance with clause 3, a draft of which certificate must be provided to Amaero by 5:00pm on the Business Day prior to the Second Court Date;
(14)
Share Scheme Consideration: if the Share Scheme becomes Effective, provide or procure the provision of the Share Scheme Consideration in the manner and in the amount contemplated by clause 4 of this deed, the terms of the Share Scheme and the Share Scheme Deed Poll;
(15)
Option Scheme Consideration: if the Option Scheme becomes Effective, provide or procure the provision of the Option Scheme Consideration in the manner and in the amount contemplated by clause 4 of this deed, the terms of the Option Scheme and the Option Scheme Deed Poll;
(16)
share transfer: if the Share Scheme becomes Effective, accept a transfer of the Scheme Shares as contemplated by clause 4.1 and execute (or procure the execution of) proper instruments of transfer in respect of the Scheme Shares in accordance with the Share Scheme;
(17)
Amaero US HoldCo CDIs: apply to ASX to list and for the Amaero US HoldCo CDIs, to be issued as Share Scheme Consideration, to be quoted on ASX (subject to the Share Scheme becoming Effective), and to trade on ASX as soon as practicable after the Implementation Date;

(18)
issue of Amaero US HoldCo CDIs: do all things necessary to issue the Amaero US HoldCo CDIs in accordance with the Share Scheme and this deed;
(19)
rollover election: do all things necessary to enable Australian resident Amaero Shareholders and Amaero Option Holders who become holders of Amaero US HoldCo CDIs to obtain capital gains tax rollover relief including (where applicable) by choosing rollover relief and not choosing to deny rollover relief under section 124-795(4) of the ITAA97;
(20)
compliance with laws: do everything reasonably within its power to ensure that the Proposed Transaction is effected in accordance with all applicable laws, regulations and policy;
(21)
issue of Amaero US HoldCo CDIs: do all things necessary under the ASX Settlements Rules to enable the Amaero US HoldCo CDIs to be issued in accordance with the Share Scheme and this deed (including confirm to ASX Settlement that the Amaero US HoldCo Shares underlying the Amaero US HoldCo CDIs have been issued to CDN in accordance with the ASX Settlement Rules); and
(22)
other steps: do all other things necessary to give effect to the Schemes and the orders of the Court approving the Schemes.
6.4.
Timetable

Each of Amaero and Amaero US HoldCo must use its reasonable endeavours to perform its obligations (and procure its representatives to assist in that performance) under this deed substantially in accordance with the timetable agreed between the parties.

6.5.
Form of recommendation

Clause 6.2(5) is qualified to the extent that, after first obtaining written advice from independent senior counsel, an Amaero Director reasonably determines that he or she should not provide or continue to maintain any recommendation because that Amaero Director has an interest in the Share Scheme or Option Scheme that renders it inappropriate for him or her to maintain any such recommendation.

6.6.
Scheme Booklet
(1)
If the parties are unable to agree on the form or content of a particular part of the Scheme Booklet, then:
(a)
if the relevant part of the Scheme Booklet is Amaero US HoldCo Information, Amaero will make such amendments to that part of the Scheme Booklet as required by Amaero US HoldCo (acting reasonably and in good faith); and
(b)
in any other case, Amaero (acting reasonably and in good faith) will decide the form and content of that part of the Scheme Booklet.
(2)
The parties agree that the Scheme Booklet will contain a responsibility statement to the effect that:
(a)
Amaero is responsible for the Amaero Information contained in the Scheme Booklet;
(b)
Amaero US HoldCo is responsible for the Amaero US HoldCo Information contained in the Scheme Booklet; and

(c)
the Independent Expert is responsible for the Independent Expert Report, and none of Amaero, Amaero US HoldCo or their respective directors or officers assumes any responsibility for the accuracy or completeness of the Independent Expert Report or any other report or letter issued to Amaero by a third party in connection with the Independent Expert Report.
(3)
Each party must undertake appropriate verification processes for the information supplied by that party for the Scheme Booklet.
(4)
Amaero must take all reasonable steps to ensure that the Amaero Information is not misleading or deceptive in any material respect (whether by omission or otherwise (as at the date it is despatched to Amaero Shareholders and Amaero Option Holders).
(5)
Amaero US HoldCo must take all reasonable steps to ensure that the Amaero US HoldCo Information is not misleading or deceptive in any material respect (whether by omission or otherwise (as at the date it is despatched to Amaero Shareholders and Amaero Option Holders).
7.
Representations and warranties
7.1.
Representations and warranties

Each party represents and warrants to the other party that each of the following statements is true and correct in all material respects as at the date of this deed and as at 5.00pm on the Business Day immediately prior to the Second Court Date (except that where any statement is expressed to be made only at a particular date it is given only at that date):

(1)
Status: it is a validly existing corporation registered under the laws of its place of incorporation;
(2)
Power: it has full capacity, corporate power and lawful authority to execute, deliver and perform this deed;
(3)
no contravention: the entry by it into, its compliance with its obligations and the exercise of its rights under, this deed do not and will not conflict with:
(a)
its constituent documents or cause a limitation on its powers or the powers of its directors to be exceeded; or
(b)
any law binding on or applicable to it or its assets;
(4)
authorisations: other than any matter which is the subject of a Condition Precedent, it has in full force and effect each authorisation necessary for it to enter into this deed, to comply with its obligations and exercise its rights under it, and to allow them to be enforced;
(5)
validity of obligations: its obligations under this deed are valid and binding and are enforceable against it in accordance with its terms; and
(6)
insolvency: it is not insolvent.
7.2.
Nature of representations and warranties

Each representation and warranty in clause 7.1:

(1)
is severable;
(2)
will survive termination of this deed; and
(3)
is given with the intent that liability under it is not confined to breaches that are discovered before the date of termination of this deed.

7.3.
No other warranties or reliance
(1)
Each party acknowledges that no other party (nor any person acting on that other party’s behalf) has made any warranty, representation or other inducement to it to enter into this deed, except for the representations and warranties expressly set out in this deed.
(2)
Each party acknowledges and confirms that it does not enter into this deed in reliance on any warranty, representation or other inducement by or on behalf of any other party, except for any warranty or representation expressly set out in this deed.
7.4.
Release
(1)
Subject to applicable law, each party:
(a)
releases its rights against, and will not make any claim against, any past, current or future Representative of any other party in relation to anything done or purported to be done in connection with the Schemes, any transaction contemplated by or warranty given in this deed, any information provided to it by another party or in relation to its execution or delivery of this deed except when the relevant Representative has not acted in good faith or has not engaged in any wilful misconduct or fraud; and
(b)
holds the releases in clause 7.4(1)(a) to the extent it relates to each of its Representatives on behalf of each of them.
(2)
Nothing in clause 7.4(1)(a) excludes any liability that may arise from wilful misconduct or bad faith on the part of any person.
8.
Termination rights
8.1.
Termination events

Without limiting any other provision of this deed:

(1)
either party (non-defaulting party) may terminate this deed by notice in writing to the other party:
(a)
if the End Date has passed before the Proposed Transaction has been implemented (other than as a result of a breach by the terminating party of its obligations under this deed);
(b)
if each of the following has occurred:
(i)
the other party (defaulting party) is in breach of a material provision of this deed at any time prior to 8:00am on the Second Court Date;
(ii)
the non-defaulting party has given notice to the defaulting party setting out the relevant circumstances of the breach and stating an intention to terminate this deed; and
(iii)
the relevant circumstances have continued to exist five Business Days (or any shorter period ending at 8:00am on the Second Court Date) from the time the notice in clause 8.1(1)(b)(ii) is given;
(c)
if the required majorities of Amaero Shareholders do not approve the Share Scheme at the Share Scheme Meeting;
(d)
if the required majorities of Amaero Option Holders do not approve the Option Scheme at the Option Scheme Meeting

(e)
if any of the Conditions Precedent in clauses 3.1 or 3.2 are incapable of being satisfied or fulfilled (other than as a result of a breach by the terminating party of its obligations under this deed); or
(f)
if a Court or other Regulatory Authority has issued an order, decree or ruling or taken other action that permanently restrains or prohibits the Proposed Transaction and that order, decree, ruling or other action has become final and cannot be appealed;
(2)
Amaero US HoldCo may terminate this deed by notice in writing to Amaero if an Amaero Director:
(a)
fails to recommend, recommends against, withdraws or adversely modifies or qualifies their recommendation of the Share Scheme, Option Scheme or the Proposed Transaction; or
(b)
makes any public statement to the effect that the Share Scheme or the Option Scheme is not, or is no longer, recommended; and
(3)
either party may terminate this agreement if the other party consents to do so and both parties confirm it in writing.
8.2.
Notice of breach

Each party must give notice to the other as soon as practicable after it becomes aware of a breach by it of this deed.

8.3.
Termination right
(1)
Any right to terminate this deed under clauses 8.1(1), 8.1(2) or 8.1(3) that arises before the Second Court Date ceases at 8:00am on the Second Court Date.
(2)
Subject to clause 8.3(1), any right to terminate this deed ceases when the Schemes become Effective.
8.4.
Effect of termination
(1)
If a party terminates this deed, each party will be released from all further obligations under this deed other than under clauses 1, 9 and 11 (other than clause 11.10).
(2)
Subject to any rights or obligations arising under or pursuant to clauses that are expressed to survive termination (including by virtue of this clause 8.4, on termination of this deed, no party shall have any rights against or obligations to any other party under this deed except for those rights and obligations which accrued prior to termination.
8.5.
Disclosure on termination of deed

The parties agree that, if this deed is terminated under this clause 8, any party may disclose:

(1)
the fact that this deed has been terminated to ASIC and the Court; and
(2)
information that is required to be disclosed as a matter of law or in any proceedings.

8.6.
Termination rights

Except for the express right of termination contained in clauses 3.7 and 8, no party has any right to terminate this deed and the parties waive their rights (if any) to annul, rescind, dissolve, withdraw from, cancel or terminate this deed in any circumstances.

9.
Public announcements
9.1.
Announcement of the Proposed Transaction

Immediately after execution of this deed, Amaero must release the Agreed Public Announcement.

9.2.
Public announcements
(1)
Subject to clause 9.2(2), no public announcement or disclosure in relation to the Proposed Transaction or any subject matter thereof, or any other transaction the subject of this deed or the Schemes (including any staff or client announcements or presentations) may be made other than in a form approved by each party (acting reasonably), but each party must use all reasonable endeavours to provide such approval as soon as practicable.
(2)
Where Amaero US HoldCo, Amaero or any of their Affiliates is required by law and/or ASX, ASIC or the Listing Rules to make any announcement or make any filing or disclosure in relation to the Proposed Transaction or any other transaction the subject of this deed or the Schemes, it may do so only after it has given as much notice as possible to, and has consulted (to the fullest extent reasonable in the circumstances) with the other party prior to making the relevant disclosure.
(3)
Amaero US HoldCo and Amaero agree to consult with each other in advance in relation to:
(a)
overall communication plans;
(b)
approaches to Amaero Shareholders and Amaero Option Holders;
(c)
approaches to the media;
(d)
proxy solicitations; and
(e)
written presentations,

including to provide each other a reasonable advance opportunity to comment, to ensure that the information used in clauses 9.2(3)(a) to 9.2(3)(e) above is consistent with the information in the Scheme Booklet.

9.3.
Statements on termination

The parties must act in good faith and use all reasonable endeavours to issue agreed statements in respect of any termination of this deed and, to that end but without limitation, clause 9.2 applies to any such statements or disclosures.

10.
Notices
10.1.
Manner of giving notice

Any notice or other communication to be given under this deed must be in writing (which includes email) and may be delivered or sent by post or email to the party to be served as follows:

(1)
to Amaero at:

Address	Level 37, 180 George Street, Sydney NSW 2000
Email
Attention	Brett Paduch
(2)
to Amaero US HoldCo at:

Address	1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801
Email
Attention	Hank Holland

or at any such other address or email address notified for this purpose to the other parties under this clause. Any notice or other communication sent by post must be sent by prepaid ordinary post (if the country of destination is the same as the country of origin) or by airmail (if the country of destination is not the same as the country of origin).

10.2.
When notice given

Any notice or other communication is deemed to have been given:

(1)
if delivered by hand, on the date of delivery; or
(2)
if sent by post, on the third day after it was put into the post (for post within the same country) or on the fifth day after it was put into the post (for post sent from one country to another); or
(3)
if sent by email, on the earlier of the sender receiving an automated message confirming delivery or, provided no automated message is received stating that the email has not been delivered, three hours after the time the email was sent by the sender, such time to be determined by reference to the device from which the email was sent, but if the notice or other communication would otherwise be taken to be received after 5:00pm or on a Saturday, Sunday or public holiday in the place of receipt then the notice or communication is taken to be received at 9:00am on the next day that is not a Saturday, Sunday or public holiday.

10.3.
Proof of service

In proving service of a notice or other communication, it shall be sufficient to prove that delivery was made or that the envelope containing the communication was properly addressed and posted either by prepaid post or by prepaid airmail or that the email was properly addressed and transmitted by the sender's server into the network and there was no apparent error in the operation of the sender's email system, as the case may be.

10.4.
Documents relating to legal proceedings

This clause 10 does not apply in relation to the service of any claim form, notice, order, judgment or other document relating to or in connection with any proceedings, suit or action arising out of or in connection with this deed.

11.
General
11.1.
Amendments

This deed may only be amended in writing and where such amendment is signed by all the parties.

11.2.
Assignments

None of the rights or obligations of a party under this deed may be assigned, encumbered, transferred or otherwise dealt with without the prior written consent of the other party.

11.3.
Release

Each party agrees with the other, and declares and covenants in favour of each party’s officers and employees, as follows:

(1)
subject to applicable laws (including section 199A of the Corporations Act) and clause 11.3(1), no officer or employee of a party is liable for anything done or purported to be done in connection with implementation of the Schemes;
(2)
clause 11.3(1) does not exclude an officer or employee from any liability which may arise from wilful misconduct or bad faith on the part of that person; and
(3)
this clause 11.3 operates as a deed poll in favour of and for the benefit of each officer and each employee of each party and may be relied on and enforced by each such officer or employee in accordance with its terms even though the officer or employee is not named as a party to this deed.
11.4.
Costs

Amaero must pay the costs and expenses of each party in connection with the preparation, execution and performance of this deed and the proposed, attempted or actual implementation of this deed and the Schemes, except that Amaero US HoldCo must pay any stamp duties, brokerage costs (incurred in connection with the appointment of the Sale Agent) and similar charges (if any) payable under Australian law in connection with the transfer of the Scheme Shares to Amaero US HoldCo or a nominee of Amaero US HoldCo.

11.5.
GST
(1)
In this clause 11.5, a word or expression defined in the GST Act which is not otherwise defined in this deed has the meaning given to it in that Act.
(2)
All consideration provided under this deed is exclusive of GST unless it is specifically expressed to be GST inclusive. If a party (Supplier) makes a taxable supply to another party (Recipient) under or in connection with this agreement in respect of which GST is payable, the Recipient must pay the Supplier an additional amount equal to the GST payable on the supply (unless the consideration for the taxable supply was specified to include GST). The additional amount must be paid by the Recipient by the later of the date when any consideration for the taxable supply is first paid or provided and the date when the Supplier issues a tax invoice to the Recipient.

(3)
Subject to an express provision in this deed to the contrary, any payment, reimbursement or indemnity required to be made to a party (the Payee) under this deed which is calculated by reference to an amount paid or payable by the Payee to a third party (Outgoing) will be calculated by reference to that Outgoing inclusive of GST, less the amount of any input tax credit which the Payee is entitled to claim on that Outgoing.
11.6.
Rights cumulative

Except as expressly provided to the contrary in this deed or as permitted by law, the rights, powers and remedies provided in this deed are cumulative and do not exclude any other rights, powers or remedies provided by law independently of this deed.

11.7.
Consents and approvals

Except as otherwise expressly provided in this deed, a party may give or withhold its consent or approval to any matter referred to in this deed in its absolute discretion. A party that gives its consent or approval to any matter referred to in this deed is not taken to have made any warranty or representation as to any matter or circumstance connected with the subject matter of that consent or approval.

11.8.
Counterparts

This deed may be executed in a number of counterparts (including by email), which taken together must constitute one and the same agreement, and any party (including any duly authorised representative of a party) may enter into this deed by executing a counterpart.

11.9.
Exercise and waiver of rights

The rights of each party under this deed:

(1)
may be exercised as often as necessary;
(2)
except as otherwise expressly provided by this deed, are cumulative and not exclusive of rights and remedies provided by law; and
(3)
may be waived only in writing and specifically,

and delay in exercising or non-exercise of any such right is not a waiver of that right.

11.10.
Further assurances

Each party must do, and procure that its employees and agents promptly do, all things necessary, including signing documents, to give full effect to this deed and the transactions contemplated by it.

11.11.
Entire agreement

To the extent permitted by law, in relation to the subject matter of this deed, this deed:

(1)
embodies the entire understanding of the parties and constitutes the entire terms agreed on between the parties; and
(2)
supersedes any prior agreement (whether or not in writing) between the parties.

11.12.
No merger

Each of the rights, obligations, warranties and undertakings set out in this deed (excluding any obligation which is fully performed at the Implementation Date) do not merge on completion of any transaction contemplated under this deed. They survive the execution and delivery of any assignment or other document entered into to implement any transaction contemplated under this deed, and must continue in force after the Implementation Date.

11.13.
Severability
(1)
Any provision of this deed which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability.
(2)
The provisions contained in each clause and sub clause of this deed shall be enforceable independently of each of the others and their validity shall not be affected if any of the others is invalid.
11.14.
No partnership or agency

Nothing in this deed is to be treated as creating a partnership and, except as expressly set out in this deed, no party may act as agent or in any way to bind another party to any obligation.

11.15.
Indemnities

The indemnities in this deed are continuing obligations, independent from the other obligations of the parties under this deed and continue after this deed ends. It is not necessary for a party to incur expense or make payment before enforcing a right of indemnity under this deed.

11.16.
Governing law and jurisdiction
(1)
This deed and any non-contractual obligations arising out of or in connection with it is governed by the law applying in New South Wales.
(2)
The courts having jurisdiction in New South Wales have exclusive jurisdiction to settle any dispute arising out of or in connection with this deed (including a dispute relating to any non-contractual obligations arising out of or in connection with this deed) and each party irrevocably and unconditionally submits to the exclusive jurisdiction of the courts having jurisdiction in New South Wales and waives, without limitation, any claim or objection based on absence of jurisdiction or inconvenient forum.

Schedule 1 – Share Scheme of Arrangement

Share Scheme of Arrangement Parties Amaero Ltd ACN 633 541 634 Each person who is registered as a holder of Amaero Shares in the Amaero Register as at the Record Date
Norton Rose Fulbright Level 5, 60 Martin Place Sydney, Australia 2000 Tel: +61 2 9330 8000 nortonrosefulbright.com Our ref: 4087304

Contents

1	Defined terms & interpretation	1
1.1	Defined terms	1
1.2	Interpretation	4
2	Preliminary	5
2.1	Amaero	5
2.2	Amaero US HoldCo	5
2.3	Effect of the Share Scheme	5
2.4	Agreement to implement this Share Scheme	6
2.5	Share Scheme Deed Poll	6
3	Conditions Precedent	6
3.1	Conditions Precedent	6
3.2	Certificate	7
3.3	Effective Date	7
3.4	End Date	7
4	Implementation	7
4.1	Lodgement of Court orders with ASIC	7
4.2	Transfer of Scheme Shares	7
4.3	Timing	8
4.4	Entitlement to Share Scheme Consideration	8
4.5	Sequence of transactions	8
5	Share Scheme Consideration	8
5.1	Provision of Share Scheme Consideration	8
5.2	Amaero US HoldCo CDIs – registration and notices	9
5.3	Ineligible Foreign Holders	9
5.4	Joint holders	11
5.5	Orders of a Court or Regulatory Authority	11
5.6	Status of Amaero US HoldCo Shares	12
6	Dealings in Scheme Shares	12
6.1	Determination of Share Scheme Participants	12
6.2	Amaero Share Register	13
6.3	Quotation of Amaero Shares	13
7	General Scheme provisions	13
7.1	Share Scheme alterations and conditions	13
7.2	Agreements and consents of Share Scheme Participants	14
7.3	Warranty by Share Scheme Participants	14
7.4	Title to and rights in Scheme Shares	14

i

7.5	Appointment of Amaero as agent and attorney	15
7.6	Instructions, notifications or elections	15
7.7	Appointment of sole proxy	16
7.8	Share Scheme binding	16
8	General	16
8.1	Consent	16
8.2	Notices	16
8.3	Further assurances	17
8.4	No liability when acting in good faith	17
8.5	Withholding	17
8.6	Enforcement of Share Scheme Deed Poll	17
8.7	Costs and stamp duty	17
8.8	Governing law and jurisdiction	18

ii

Share Scheme of Arrangement

This share scheme of arrangement is made under section 411 of the Corporations Act 2001 (Cth)

Parties	Amaero Ltd ACN 633 541 634 of Level 37, 180 George Street, Sydney NSW 2000 (Amaero)

Each person who is registered as a holder of Amaero Shares in the Amaero Register as at the Record Date (Share Scheme Participants)

It is agreed

1.
Defined terms & interpretation
1.1.
Defined terms

In this Share Scheme, except where the context otherwise requires:

(1)
Amaero means Amaero Ltd ACN 633 541 634.
(2)
Amaero Group means, collectively, Amaero and each of its Related Bodies Corporate other than Amaero US HoldCo.
(3)
Amaero Share means a fully paid ordinary share in the capital of Amaero.
(4)
Amaero Share Register means the register of Amaero Shareholders maintained by or on behalf of Amaero in accordance with the Corporations Act.
(5)
Amaero Share Registry means Automic Pty Ltd ABN 27 152 260 814.
(6)
Amaero Shareholder means a person who is registered in the Amaero Share Register as the holder of one or more Amaero Shares, from time to time.
(7)
Amaero US HoldCo means Amaero Inc., a company incorporated in the State of Delaware, United States with file number 10505946 and whose registered office is at 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801.
(8)
Amaero US HoldCo CDI means a CDI representing a beneficial interest in 1/40th of an Amaero US HoldCo Share.
(1)
Amaero US HoldCo CDI Register means the register of Amaero US HoldCo CDI Holders maintained by or on behalf of Amaero US HoldCo in accordance with the ASX Settlement Rules.
(2)
Amaero US HoldCo Share means a share of common stock of Amaero US HoldCo.
(3)
Amaero US HoldCo Shareholder means a person who is registered in the Amaero US HoldCo Share Register as the holder of one or more Amaero US HoldCo Shares, from time to time.
(4)
Amaero US HoldCo Share Register means the register of Amaero US HoldCo Shareholders maintained by or on behalf Amaero US HoldCo maintained in accordance with the DGCL.

(5)
ASIC means the Australian Securities and Investments Commission.
(6)
ASX means ASX Limited (ABN 98 008 624 691) or the Australian Securities Exchange, as the context requires.
(7)
ASX Settlement means ASX Settlement Pty Ltd ABN 49 008 504 532.
(8)
ASX Settlement Rules means ASX Settlement Operating Rules of ASX Settlement.
(9)
Business Day means a business day as defined in the Listing Rules.
(10)
CDI means a CHESS depositary interest, being a unit of beneficial ownership in an Amaero US HoldCo Share that is registered in the name of CDN, or beneficial ownership is held by CDN, in accordance with the ASX Settlement Rules and CDIs mean a number of them.
(11)
CDN means CHESS Depositary Nominees Pty Ltd ACN 071 346 506.
(12)
CHESS means the clearing house electronic sub-register system of security transfers operated by ASX Settlement.
(13)
Conditions Precedent means the conditions precedent to the Share Scheme set out in clause 3.1 of the Scheme Implementation Deed.
(14)
Corporations Act means the Corporations Act 2001 (Cth), as amended from time to time.
(15)
Court means the Supreme Court of New South Wales, the Federal Court of Australia or such other court of competent jurisdiction under the Corporations Act agreed to by Amaero and Amaero US HoldCo.
(16)
DGCL means the Delaware General Corporation Law (Title 8 of the Delaware Code), as amended from time to time.
(17)
Depositary Nominee has the meaning given to it in the ASX Settlement Rules.
(18)
Effective means, when used in relation to the Share Scheme, the order of the Court made under section 411(4)(b) of the Corporations Act in relation to the Share Scheme taking effect pursuant to section 411(10) of the Corporations Act, but in any event at no time before an office copy of the order of the Court is lodged with ASIC.
(19)
Effective Date means the date on which the Share Scheme becomes Effective.
(20)
Encumbrance means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect, including any “security interest” as defined in section 12(1) and (2) of the Personal Property Securities Act 2009 (Cth), and includes any agreement to create any of them or allow them to exist.
(21)
End Date means 5:00pm on 1 November 2026, or such later date as agreed to in writing between Amaero and Amaero US HoldCo.
(22)
Explanatory Statement means the statement pursuant to section 412 of the Corporations Act, which will be registered by ASIC in relation to the Share Scheme, a copy of which will be included in the Scheme Booklet.

2

(23)
Implementation Date means the fifth Business Day after the Record Date, or such other date agreed to in writing by Amaero and Amaero US HoldCo.
(24)
Independent Expert means McGrathNicol Transaction Advisory Pty Limited ABN 47 456 678 565.
(25)
Independent Expert Report means the report prepared by the Independent Expert in relation to the Share Scheme including any updates or amendments to this report made by the Independent Expert.
(26)
Ineligible Foreign Holder means any Share Scheme Participant whose address shown on the Amaero Share Register as at the Record Date is a place outside Australia, Estonia, Germany, Hong Kong, Italy, New Zealand, the Philippines, Portugal, Singapore, United Arab Emirates, United Kingdom, United States and Vietnam and such other jurisdictions who Amaero otherwise determines (in its absolute discretion) that it would be unlawful, unduly onerous or unduly impracticable to issue the Share Scheme Consideration to such Share Scheme Participant in the relevant jurisdiction.
(27)
Listing Rules means the official listing rules of the ASX.
(28)
Record Date means 7pm on the second Business Day following the Effective Date, or such other date (after the Effective Date) as Amaero and Amaero US HoldCo may agree in writing.
(29)
Regulatory Authority includes:
(a)
a government or governmental, semi-governmental, administrative, fiscal or judicial entity or authority;
(b)
a minister, department, office, commission, delegate, instrumentality, tribunal, agency, board, authority or organisation of any government;
(c)
any regulatory organisation established under statute;
(d)
in particular, ASX and ASIC; and
(e)
any representative of any of the above.
(30)
Related Body Corporate has the meaning given to that term in section 50 of the Corporations Act.
(31)
Sale Agent means a person to be appointed by Amaero US HoldCo to sell the Amaero US HoldCo CDIs that would otherwise be issued to or for the benefit of Ineligible Foreign Holders under the terms of the Share Scheme.
(32)
Sale Facility means the facility to be made available to Ineligible Foreign Holders under which Ineligible Foreign Holders will have their Share Scheme Consideration sold on their behalf by the Sale Agent and have the net proceeds of sale remitted to them.
(33)
Scheme Booklet means the information booklet to be despatched to all Amaero Shareholders and approved by the Court in connection with the Share Scheme, the Explanatory Statement, the Independent Expert Report and the notice of meeting.
(34)
Scheme Implementation Deed means the Scheme Implementation Deed dated on or around 23 February 2026 between Amaero and Amaero US HoldCo, as amended or varied from time to time.

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(35)
Scheme Shares means all of the Amaero Shares on issue on the Record Date.
(36)
Second Court Date means the first day on which the application made to the Court for an order pursuant to section 411(4)(b) of the Corporations Act approving the Share Scheme is heard or, if the application is adjourned for any reason, the first day on which the adjourned application is heard.
(37)
Share Scheme means this scheme of arrangement pursuant to Part 5.1 of the Corporations Act proposed between Amaero and Share Scheme Participants as set out in this document, together with any alterations or conditions made or required by the Court under section 411(6) of the Corporations Act and approved in writing by Amaero and Amaero US HoldCo.
(38)
Share Scheme Consideration means such number of Amaero US HoldCo CDIs for every Scheme Share held by the Share Scheme Participants on the Record Date.
(39)
Share Scheme Deed Poll means the deed poll to be executed by Amaero US HoldCo substantially in the form of Schedule 3 to the Scheme Implementation Deed, or in such other form as agreed in writing between Amaero and Amaero US HoldCo.
(40)
Share Scheme Meeting means the meeting of Amaero Shareholders convened by the Court in relation to the Share Scheme pursuant to section 411(1) of the Corporations Act and includes any adjournment of that meeting.
(41)
Share Scheme Participant means each person who is an Amaero Shareholder on the Record Date.
(42)
Share Scheme Transfer means, for each Share Scheme Participant, a duly completed and executed proper instrument of transfer of the Scheme Shares held by that Scheme Participant for the purposes of section 1071B of the Corporations Act, which may be a master transfer for all Scheme Shares.
(43)
Subsidiary has the meaning given to that term in Division 6 of Part 1.2 of the Corporations Act.
(44)
Trading Day means a trading day as defined in the Listing Rules.
1.2.
Interpretation

In this Share Scheme:

(1)
the singular includes the plural and vice versa, and a gender includes other genders;
(2)
another grammatical form of a defined word or expression has a corresponding meaning;
(3)
a reference to a clause, paragraph, or schedule is to a clause or paragraph of, or schedule to, this agreement, and a reference to this document includes any schedule;
(4)
a reference to a document or instrument includes the document or instrument as novated, altered, supplemented or replaced from time to time;
(5)
a reference to A$, dollar, Australian dollar or $ is to Australian currency;
(6)
a reference to time is to time in Sydney, New South Wales time, unless otherwise noted;

4

(7)
a reference to a party is to a party to this agreement, and a reference to a party to a document includes the party's executors, administrators, successors and permitted assigns and substitutes;
(8)
a reference to a person includes a natural person, partnership, body corporate, association, governmental or local authority or agency or other entity;
(9)
a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;
(10)
a word or expression defined in the Corporations Act and not otherwise defined in this agreement has the meaning given to it in the Corporations Act;
(11)
the meaning of general words is not limited by specific examples introduced by including, for example or similar expressions;
(12)
any agreement, representation, warranty or indemnity in favour of two or more parties (including where two or more persons are included in the same defined term) is for the benefit of them jointly and severally;
(13)
a rule of construction does not apply to the disadvantage of a party because the party was responsible for the preparation of this document or any part of it;
(14)
if a day on or by which an obligation must be performed or an event must occur is not a Business Day, the obligation must be performed or the event must occur on or by the next Business Day; and
(15)
a listing rule or business rule of a financial market will be regarded as a law, and a reference to such a rule is to be taken to be subject to any waiver or exemption granted to the compliance of those rules by a party.
2.
Preliminary
2.1.
Amaero
(1)
Amaero Ltd (Amaero) is a public limited liability company incorporated in Australia. Amaero is admitted to the official list of ASX and its shares are officially quoted on the securities market conducted by ASX. Amaero was incorporated on 17 May 2019 in South Australia under the laws of the Commonwealth of Australia and is regulated by Australian law, including the Corporations Act. Amaero's registered office is located at Level 37, 180 George Street, Sydney NSW 2000 and its principal place of business is located at 130 Innovation Drive, McDonald, Tennessee 37353 United States.
(2)
As at the date of the Scheme Implementation Deed, 952,582,206 Amaero Shares were on issue and officially quoted on the ASX.
2.2.
Amaero US HoldCo

Amaero Inc. (Amaero US HoldCo) is a company incorporated in the State of Delaware. Amaero US HoldCo was incorporated on 20 February 2026 under the DGCL for the purpose of re-domiciling the parent company of Amaero Group to the United States. Its registered office address is 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801.

2.3.
Effect of the Share Scheme

If this Share Scheme becomes Effective:

(1)
all of the Scheme Shares (together with all rights and entitlements attaching to the Scheme Shares) will be transferred to Amaero US HoldCo and Amaero will become a Subsidiary of Amaero US HoldCo on the Implementation Date;

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(2)
in consideration of the transfer to Amaero US HoldCo of each Scheme Share held by a Share Scheme Participant, Amaero US HoldCo will, on the Implementation Date, provide or procure the provision to each Share Scheme Participant the Share Scheme Consideration in accordance with the terms of the Scheme Implementation Deed, this Share Scheme and the Share Scheme Deed Poll;
(3)
Amaero will enter the name of Amaero US HoldCo in the Amaero Share Register as the holder of all the Scheme Shares;
(4)
subject to the terms of this Share Scheme, the Share Scheme Consideration will be provided in the form of CDIs and the interests of Share Scheme Participants in the Amaero US HoldCo Shares underlying the CDIs will be held through CDN, a subsidiary of ASX; and
(5)
it will bind Amaero and all Share Scheme Participants, including those who do not attend the Share Scheme Meeting, those who do not vote at the Share Scheme Meeting and those who vote against this Share Scheme at the Share Scheme Meeting.
2.4.
Agreement to implement this Share Scheme

Amaero and Amaero US HoldCo have agreed, by executing the Scheme Implementation Deed, to implement the terms of this Share Scheme and the steps contemplated to follow the implementation of this Share Scheme, to the extent those steps are required to be done by each of them.

2.5.
Share Scheme Deed Poll
(1)
This Share Scheme attributes actions to Amaero US HoldCo but does not itself impose an obligation on Amaero US HoldCo to perform those actions. Amaero US HoldCo has undertaken in favour of each Share Scheme Participant, by executing the Share Scheme Deed Poll, that it will fulfil its obligations under the Scheme Implementation Deed and do all acts and things necessary or desirable on its part to give full effect to this Share Scheme, including to issue to each Share Scheme Participant the Share Scheme Consideration for each Scheme Share held by the Share Scheme Participant.
(2)
Amaero undertakes in favour of each Share Scheme Participant to enforce the Share Scheme Deed Poll against Amaero US HoldCo on behalf of and as agent and attorney for the Share Scheme Participants.
3.
Conditions Precedent
3.1.
Conditions Precedent

This Share Scheme is conditional on, and will have no force or effect until, the satisfaction of each of the following conditions:

(1)
Satisfaction of Conditions Precedent: all of the Conditions Precedent being satisfied or waived (other than the condition in clause 3.1(3) (Court Approval of the Share Scheme)) in accordance with the Scheme Implementation Deed by the times set out in the Scheme Implementation Deed;
(2)
Scheme Implementation Deed and Share Scheme Deed Poll: neither the Scheme Implementation Deed nor the Share Scheme Deed Poll have been terminated in accordance with their terms before 8.00am on the Second Court Date;

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(3)
Court Approval: approval of the Share Scheme by the Court pursuant to section 411(4)(b) of the Corporations Act and if applicable, Amaero and Amaero US HoldCo having accepted in writing any modification or condition made or required by the Court under section 411(6) of the Corporations Act; and
(4)
Court Order: the coming into effect, pursuant to section 411(10) of the Corporations Act, of the orders of the Court made under section 411(4)(b) of the Corporations Act (and, if applicable, section 411(6) of the Corporations Act) in relation to this Share Scheme.
3.2.
Certificate
(1)
Amaero and Amaero US HoldCo will provide to the Court on the Second Court Date a certificate signed by Amaero US HoldCo and Amaero, or such other evidence as the Court requests, confirming (in respect of matters within their knowledge) whether or not all of the conditions precedent set out in clause 3.1 have been satisfied or waived as at 8:00am on the Second Court Date.
(2)
The certificate referred to in this clause 3.2 will constitute conclusive evidence of whether such conditions precedent have been satisfied, waived or taken to be waived.
3.3.
Effective Date

Subject to clause 3.4, this Share Scheme will come into effect pursuant to section 411(10) of the Corporations Act on and from the Effective Date.

3.4.
End Date

Without limiting any rights under the Scheme Implementation Deed, this Share Scheme will lapse and be of no further force or effect (and Amaero US HoldCo is released from any obligations and any liability in connection with this Share Scheme or the Share Scheme Deed Poll) if:

(1)
the Effective Date has not occurred on or before the End Date; or
(2)
the Scheme Implementation Deed or Share Scheme Deed Poll is terminated in accordance with its terms,

unless Amaero or Amaero US HoldCo otherwise agree in writing (and, if required, as approved by the Court).

4.
Implementation
4.1.
Lodgement of Court orders with ASIC

Amaero must lodge with ASIC in accordance with section 411(10) of the Corporations Act an office copy of the Court order approving this Share Scheme as soon as reasonably practicable after the Court approves the Share Scheme, and in any event by no later than 5:00pm on the first Business Day after the date on which the Court approves this Share Scheme or such later time as may be agreed by Amaero and Amaero US HoldCo.

4.2.
Transfer of Scheme Shares

Subject to this Share Scheme becoming Effective, on the Implementation Date:

(1)
subject to the provision of the Share Scheme Consideration in accordance with clause 5, the Scheme Shares, together with all rights and entitlements attaching to the Scheme Shares at the Implementation Date, will be transferred to Amaero US HoldCo, without the need for any further act by any Share Scheme Participant (other than acts performed by Amaero as agent and attorney of the Share Scheme Participants under clause 7.5 or otherwise), by:

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(a)
Amaero delivering to Amaero US HoldCo a duly completed Share Scheme Transfer, executed on behalf of the Share Scheme Participants by Amaero; and
(b)
Amaero US HoldCo executing that Share Scheme Transfer, attending to the stamping of the Share Scheme Transfer (if required) and delivering it to Amaero for registration;
(2)
immediately after receipt of the Share Scheme Transfer in accordance with clause 4.2(1)(b), but subject to the stamping of the Share Scheme Transfer (if required), Amaero must enter the name of Amaero US HoldCo in the Amaero Share Register in respect of the Scheme Shares transferred to Amaero US HoldCo in accordance with the Share Scheme; and
(3)
to the extent permitted by law, the Scheme Shares will be transferred to Amaero US HoldCo free from all Encumbrances.
4.3.
Timing

Notwithstanding any other provision of this Share Scheme, while Amaero US HoldCo CDIs forming the Share Scheme Consideration must be issued (and the Amaero US HoldCo CDI Register updated to record their issuance) on the Implementation Date, any requirements under clause 5 for the sending of holding statements or allotment advices (or equivalent) may be satisfied as soon as practicable after the Implementation Date.

4.4.
Entitlement to Share Scheme Consideration

Subject to this Share Scheme becoming Effective, in consideration of the transfer of the Scheme Shares to Amaero US HoldCo, and subject to the other terms and conditions of this Share Scheme, on the Implementation Date:

(1)
each Share Scheme Participant (who is not an Ineligible Foreign Holder) will be issued the Share Scheme Consideration in respect of the Scheme Shares held by them on the Record Date in accordance with clause 5 of this Share Scheme; and
(2)
the Sale Agent will be issued the Share Scheme Consideration by CDN (as Depository Nominee for Amaero US HoldCo) in respect of the Scheme Shares held by all Ineligible Foreign Holders on the Record Date in accordance with clause 5 of this Share Scheme.
4.5.
Sequence of transactions

Subject to the provisions of clause 6 of this Share Scheme, the transactions which form part of this Share Scheme will be implemented in the following sequence on the Implementation Date:

(1)
each Share Scheme Participant will receive the Share Scheme Consideration for the Scheme Shares held by that Share Scheme Participant on the Record Date; and
(2)
in exchange, all Scheme Shares will be transferred to Amaero US HoldCo.
5.
Share Scheme Consideration
5.1.
Provision of Share Scheme Consideration
(1)
Subject to the terms of this Share Scheme, the Share Scheme Consideration will be in the form of CDIs.

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(2)
No later than one Business Day after the Record Date, Amaero will give to Amaero US HoldCo a notice specifying the persons to whom Amaero US HoldCo CDIs are to be issued pursuant to clause 4.4 and the number of Amaero US HoldCo CDIs to which they are entitled (including the number to be issued to the Sale Agent).
(3)
On the Implementation Date, Amaero US HoldCo must issue to each Share Scheme Participant the Share Scheme Consideration for each Scheme Share transferred to Amaero US HoldCo on the Implementation Date by that Share Scheme Participant.
(4)
The obligation of Amaero US HoldCo to issue the Share Scheme Consideration under this Share Scheme will be satisfied by Amaero US HoldCo:
(a)
in the case of a Share Scheme Participant who holds Scheme Shares (other than an Ineligible Foreign Holder):
(i)
procuring CDN to issue one Amaero US HoldCo CDI for every Scheme Share held by that Share Scheme Participant on the Record Date; and
(ii)
issuing to CDN (as Depository Nominee) the relevant number Amaero US HoldCo Shares underlying such Amaero US HoldCo CDIs (being one Amaero US HoldCo Share for every one Amaero US HoldCo CDI); and
(b)
in the case of an Ineligible Foreign Holder, issuing the Sale Agent such number of Amaero US HoldCo CDIs in accordance with clause 5.3 that Ineligible Foreign Holders would otherwise have been entitled to and issue to CDN (as Depositary Nominee) one Amaero US HoldCo Share for every one Amaero US HoldCo CDI to be issued to the Sale Agent.
5.2.
Amaero US HoldCo CDIs – registration and notices
(1)
On the Business Day prior to the Implementation Date, Amaero must procure that Amaero US HoldCo enters in its Amaero US HoldCo Share Register the name of CDN (as Depositary Nominee) to hold the Amaero US HoldCo Shares underlying the Amaero US HoldCo CDIs to be issued in accordance with the Share Scheme.
(2)
After the satisfaction of the obligation in clause 5.2(1), Amaero must procure that Amaero US HoldCo:
(a)
on the Implementation Date, procures that CDN records in the Amaero US HoldCo CDI Register each Share Scheme Participant who is to receive Amaero US HoldCo CDIs under the Share Scheme; and
(b)
as soon as is reasonably practical, despatches, or causes to be despatched, to each Share Scheme Participant who is to receive Amaero US HoldCo CDIs under the Share Scheme, a holding statement or confirmation advice in the name of that Share Scheme Participant representing the number of Amaero US HoldCo CDIs issued to that Share Scheme Participant.
5.3.
Ineligible Foreign Holders
(1)
Amaero US HoldCo has no obligation under this Share Scheme to issue any Share Scheme Consideration in the name of an Ineligible Foreign Holder under the Share Scheme.
(2)
The Amaero US HoldCo CDIs that would but for clause 5.3(1) have been issued in the name of an Ineligible Foreign Holder as Share Scheme Consideration, must be issued by Amaero US HoldCo to the Sale Agent and Amaero US HoldCo must:

9

(a)
enter the name and registered address of the Sale Agent into the Amaero US HoldCo CDI Register on the Implementation Date in respect of the Amaero US HoldCo CDIs required to be issued to it under clause 4.4(2); and
(b)
a holding statement is sent to the registered address of the Sale Agent, representing the number of Amaero US HoldCo CDIs issued to it.
(3)
Amaero US HoldCo must:
(a)
procure that the Sale Agent:
(i)
as soon as reasonably practicable after the Implementation Date, sell all the Amaero US HoldCo CDIs issued to the Sale Agent pursuant to clause 5.3(2) in such manner at such price and other terms as the Sale Agent determines in good faith for the benefit of the Ineligible Foreign Holders; and
(ii)
promptly after receiving the proceeds in respect of the sale of all of the Amaero US HoldCo CDIs referred to in clause 5.3(iii), account to the Ineligible Foreign Holders for the proceeds of the sale of all of the Amaero US HoldCo CDIs (after deduction of any applicable brokerage, stamp duty and other costs, taxes and charges) (Proceeds); and
(iii)
as soon as reasonably practicable, remit to each Ineligible Foreign Holder the amount 'A' calculated in accordance with the following formula and rounded down to the nearest cent:

A = (B ÷ C) x D

where

B = the number of Amaero US HoldCo CDIs that would otherwise have been issued to that Ineligible Foreign Holder had it not been an Ineligible Foreign Holder and which were issued to the Sale Agent;

C = the total number of Amaero US HoldCo CDIs which would otherwise have been issued to all Ineligible Foreign Holders and which were issued to the Sale Agent; and

D = the Proceeds, by:

(A)
making a deposit in Australian dollars into a bank account notified by the Ineligible Foreign Holder to Amaero and recorded in the Amaero Share Register on the Record Date; or
(B)
dispatching, or procuring the dispatch of, a cheque for the relevant amount in Australian dollars drawn in the name of the Ineligible Foreign Holder (or in the case of joint holders, in accordance with clause 5.4) by ordinary pre-paid post to the address of that Ineligible Foreign Holder appearing in the Amaero Share Register on the Record Date.
(4)
In the event that the Sale Agent believes, after consultation with Amaero, that an Ineligible Foreign Holder is not known at its address appearing in the Amaero Share Register on the Record Date, the Sale Agent may credit the amount payable to that Ineligible Foreign Holder to a separate bank account of Amaero US HoldCo to be held until the Ineligible Foreign Holder claims the amount or the interest is

10

dealt with in accordance with unclaimed money legislation, and Amaero US HoldCo must hold the amount in trust but any amount accruing from the amount will be to the benefit of Amaero US HoldCo. An amount credited to the account is to be treated as having been paid to the Ineligible Foreign Holder. Amaero US HoldCo must maintain records of the amounts paid, the people who are entitled to the amounts and any transfers of the amounts.
(5)
Payment by the Sale Agent or Amaero US HoldCo of the amount calculated in accordance with clause 5.3(3)(a)(iii) to an Ineligible Foreign Holder in accordance with this clause 5.3 satisfies in full the Ineligible Foreign Holder's right to the Share Scheme Consideration.
(6)
Each Ineligible Foreign Holder acknowledges that none of Amaero US HoldCo, Amaero or the Sale Agent gives any assurance as to the price that will be achieved for the sale of the Amaero US HoldCo CDIs described in this clause 5, and the sale of the Amaero US HoldCo CDIs under this clause 5 will be at the risk of the Ineligible Foreign Holder.
(7)
Each Ineligible Foreign Holder appoints Amaero as its agent to take any necessary or appropriate actions, or to receive on its behalf any financial services guide or other notice which may be given by the Sale Agent to the Ineligible Foreign Holder, in connection with its appointment or sales.
(8)
Amaero US HoldCo, in complying with the terms of clause 5.3 in respect of an Ineligible Foreign Holder, will be taken to have satisfied and discharged its obligations to the Ineligible Foreign Holders under the Share Scheme. An Ineligible Foreign Holder will have no claim against Amaero US HoldCo for any entitlement they would have had to the CDIs but for the terms of this Share Scheme.
5.4.
Joint holders

In the case of Scheme Shares held in joint names:

(1)
the Amaero US HoldCo CDIs to be issued under this Share Scheme will be issued to and registered in the names of the joint holders and entry in the Amaero US HoldCo register must take place in the same order as the holders' names appear in the Amaero Share Register;
(2)
any other document required to be sent under this Share Scheme will be forwarded to the registered address recorded in the Amaero Share Register as at the Record Date; and
(3)
in respect of any Ineligible Foreign Holder, any cheque required to be paid to Share Scheme Participants will be payable to the joint holders and will be sent to either, at the discretion of Amaero, the registered address of the holder whose name is recorded on the Amaero Share Register on the Record Date or to the joint holders.
5.5.
Orders of a Court or Regulatory Authority

If written notice is given to Amaero (or the Amaero Share Registry) or Amaero US HoldCo (or Amaero US HoldCo’s share registry) of an order or direction made by a court of competent jurisdiction or by another Regulatory Authority that:

(1)
requires consideration to be provided to a third party (either through payment of a sum or the issuance of a security) in respect of Scheme Shares held by a particular Share Scheme Participant, which would otherwise be payable or required to be issued to that Share Scheme Participant by Amaero or Amaero US HoldCo in accordance with this clause 5, then Amaero or Amaero US HoldCo shall be entitled to procure that provision of that consideration is made in accordance with that order or direction; or

11

(2)
prevents Amaero or Amaero US HoldCo from providing consideration to any particular Share Scheme Participant in accordance with this clause 5, or the payment or issuance of such consideration is otherwise prohibited by applicable law, Amaero or Amaero US HoldCo shall be entitled to (as applicable) retain an amount, in Australian dollars, equal to the number of Scheme Shares held by that Share Scheme Participant multiplied by the Share Scheme Consideration and/or direct CDN or Amaero US HoldCo not to issue, or to issue to a trustee or nominee, the Amaero US HoldCo CDIs (as applicable) that Share Scheme Participant would otherwise be entitled to under clause 5.1, until such time as provision of the Share Scheme Consideration in accordance with this clause 5 is permitted by that (or another) order or direction or otherwise by law.
5.6.
Status of Amaero US HoldCo Shares

Subject to the Share Scheme becoming Effective, Amaero US HoldCo must:

(1)
ensure that each Amaero US HoldCo Share is duly and validly authorised in accordance with the articles of incorporation and constituent documents of Amaero US HoldCo and the laws governing Amaero US HoldCo;
(2)
issue the Amaero US HoldCo Shares required to be issued by it under this Share Scheme on terms such that each such Amaero US HoldCo Shares will rank equally in all respects with each other such Amaero US Holdco Shares;
(3)
ensure that each Amaero US Hold Share is fully paid and free from any Encumbrances (other than as provided for under the articles of incorporation and constituent documents of Amaero US HoldCo and the laws governing Amaero US HoldCo); and
(4)
use reasonable endeavours to ensure that the Amaero US HoldCo CDIs issued as Share Scheme Consideration will be listed for quotation on the official list of ASX in accordance with the terms of the Scheme Implementation Deed.
6.
Dealings in Scheme Shares
6.1.
Determination of Share Scheme Participants

To establish the identity of Share Scheme Participants, dealings in Amaero Shares or other alterations of the Amaero Share Register will only be recognised if:

(1)
in the case of dealings of the type to be effected using CHESS, the transferee is registered in the Amaero Share Register as the holder of the relevant Amaero Shares on or before the Record Date; and
(2)
in all other cases, registrable transmission applications or transfers in registrable form in respect of those dealings or valid requests in respect of other alterations are received on or before the Record Date at the place where the Amaero Share Register is kept, and Amaero must not accept for registration, nor recognise for any purpose (except a transfer to Amaero US HoldCo pursuant to this Share Scheme and any subsequent transfer by Amaero US HoldCo or its successors in title), any transfer or transmission application or other request received after such times, or received prior to such times but not in registrable or actionable form, as appropriate.

12

6.2.
Amaero Share Register
(1)
Amaero must register any registrable transmission applications or transfers of the Scheme Shares received in accordance with clause 6.1 on or before the Record Date, provided that, for the avoidance of doubt, nothing in this clause 6.2(1) requires Amaero to register a transfer that would result in an Amaero Shareholder holding a parcel of Amaero Shares that is less than a ‘marketable parcel’ (for the purposes of this clause 6.2(1), ‘marketable parcel’ has the meaning given in the ASX Settlement Rules).
(2)
If the Share Scheme becomes Effective, each Share Scheme Participant (and any person claiming through that holder) must not dispose of, or purport or agree to dispose of, any Scheme Shares or any interest in them after the Record Date otherwise than pursuant to the Share Scheme and any attempt to do so will have no effect and Amaero shall be entitled to disregard any such disposal.
(3)
For the purpose of determining entitlements to the Share Scheme Consideration, Amaero will, until the Share Scheme Consideration has been issued to Share Scheme Participants, maintain or procure the maintenance of the Amaero Share Register in accordance with this clause 6.2. The Amaero Share Register in this form will solely determine entitlements to the Share Scheme Consideration.
(4)
All statements of holding in respect of Amaero Shares (other than statements in favour of Amaero US HoldCo) will cease to have effect after the Record Date as documents of title in respect of those shares. After the Record Date, each entry current on the Amaero Share Register on the Record Date (other than entries in respect of Amaero US HoldCo and its successors in title) will cease to have effect except as evidence of entitlement to the Share Scheme Consideration in respect of the Amaero Shares relating to that entry.
(5)
As soon as practicable after the Record Date, and in any event within one Business Day of the Record Date, Amaero will ensure that details of the names, registered addresses and holdings of Amaero Shares for each Share Scheme Participant, as shown in the Amaero Share Register on the Record Date, are available to Amaero US HoldCo in such form as Amaero US HoldCo reasonably requires.
6.3.
Quotation of Amaero Shares
(1)
Amaero will apply to ASX to suspend trading in Amaero Shares with effect from the close of trading on ASX on the Effective Date.
(2)
With effect on and from the close of trading on the Trading Day immediately following, or shortly after, the Implementation Date, Amaero will apply:
(a)
for termination of the official quotation of Amaero Shares on ASX; and
(b)
to have itself removed from the official list of the ASX.
7.
General Share Scheme provisions
7.1.
Share Scheme alterations and conditions

If the Court proposes to approve this Share Scheme subject to any conditions or alterations under section 411(6) of the Corporations Act:

(1)
Amaero may, by its counsel on behalf of all persons concerned consent to those conditions or alterations to this Share Scheme to which Amaero US HoldCo has consented, such consent not to be unreasonably withheld or delayed; and
(2)
each Share Scheme Participant agrees to any such alterations or conditions which Amaero has consented to.

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7.2.
Agreements and consents of Share Scheme Participants

Each Share Scheme Participant:

(1)
irrevocably agrees to the transfer of their Scheme Shares, together with all rights and entitlements attaching to those Scheme Shares, to Amaero US HoldCo in accordance with the terms of the Share Scheme;
(2)
agrees to the variation, cancellation or modification (if any) of the rights attached to its Amaero Shares constituted by or resulting from the Share Scheme;
(3)
agrees to, on the direction of Amaero US HoldCo, destroy any holding statements or share certificates relating to their Amaero Shares;
(4)
agrees to the Share Scheme Consideration being issued to them, or to the Sale Agent in the case of Ineligible Foreign Holders, to have accepted the Amaero US HoldCo CDIs issued to that holder under this Share Scheme subject to, and to be bound by, terms of the CDIs and the articles of incorporation and constituent documents of Amaero US HoldCo;
(5)
acknowledges and agrees that this Share Scheme binds Amaero and all Share Scheme Participants (including those who do not attend the Share Scheme Meeting and those who do not vote, or vote against this Share Scheme, at the Share Scheme Meeting); and
(6)
irrevocably consents to Amaero and Amaero US HoldCo doing all things and executing all deeds, instruments, transfers or other documents as may be necessary or desirable to give full effect to the terms of the Share Scheme and the transactions contemplated by it, without the need for any further act by that Share Scheme Participant.

7.3.
Warranty by Share Scheme Participants

Each Share Scheme Participant warrants to Amaero US HoldCo and is deemed to have authorised Amaero to warrant to Amaero US HoldCo as agent and attorney for the Share Scheme Participant by virtue of this clause 7.3, that to the extent permitted by law:

(1)
all their Scheme Shares (including any rights and entitlements attaching to those shares) transferred to Amaero US HoldCo under the Share Scheme will, at the date of transfer, be fully paid and free from all Encumbrances and interests of third parties of any kind, whether legal or otherwise, and restrictions on transfer of any kind; and
(2)
they have full power and capacity to sell and to transfer their Scheme Shares (together with any other rights and entitlements attaching to those shares) to Amaero US HoldCo under the Share Scheme.
7.4.
Title to and rights in Scheme Shares
(1)
To the extent permitted by law, the Scheme Shares (including all rights and entitlements attaching to the Scheme Shares) transferred under this Share Scheme to Amaero US HoldCo will, at the time of the transfer of them to Amaero US HoldCo, vest in Amaero US HoldCo free from all Encumbrances and interests of third parties of any kind, whether legal or otherwise, and free from any restrictions on transfer of any kind.

14

(2)
Immediately upon the provision of the Share Scheme Consideration to each Share Scheme Participant in the manner contemplated by clause 5 of this Share Scheme, Amaero US HoldCo will be beneficially entitled to the Scheme Shares to be transferred to it under the Share Scheme pending registration by Amaero of Amaero US HoldCo in the Amaero Share Register as the holder of the Scheme Shares.
7.5.
Appointment of Amaero as agent and attorney

On this Share Scheme becoming Effective, each Share Scheme Participant, without the need for any further act, is deemed to have irrevocably appointed Amaero and all of its directors and officers (jointly and severally) as its attorney and agent for the purposes of:

(1)
enforcing the Share Scheme Deed Poll against Amaero US HoldCo;
(2)
in the case of Scheme Shares in a CHESS holding:
(a)
causing a message to be transmitted to ASX Settlement in accordance with the ASX Settlement Rules so as to transfer the Scheme Shares held by the Share Scheme Participant from the CHESS sub-register of Amaero to the issuer sponsored sub-register operated by Amaero or the Amaero Share Registry at any time after Amaero US HoldCo has provided the Share Scheme Consideration which is due under this Share Scheme to Share Scheme Participants; and
(b)
completing and signing on behalf of Share Scheme Participants any required form of transfer of Scheme Shares;
(3)
in the case of Scheme Shares registered in the issuer sponsored sub-register operated by Amaero or the Amaero Share Registry, completing and signing on behalf of Share Scheme Participants any required form of transfer; and
(4)
doing all things and executing any deeds, agreements, instruments, transfers or other documents as may be necessary or desirable to give full effect to this Share Scheme and the transactions contemplated by it, including the effecting of a valid transfer or transfers (or the execution and delivery of any Share Scheme Transfers) as contemplated by clause 4.2, and Amaero accepts such appointment. Amaero as attorney and agent of each Share Scheme Participant, may sub-delegate its functions, authorities or powers under this clause 7.5 to all or any of its directors and officers (jointly, severally or jointly and severally).

7.6.
Instructions, notifications or elections

If not prohibited by law (and including where permitted or facilitated by relief granted by a Regulatory Authority), all instructions, notifications or elections given by an Amaero Shareholder to Amaero that are binding or deemed binding between the Amaero Shareholder and Amaero relating to Amaero or Amaero Shares including instructions, notifications or elections relating to:

(1)
whether dividends are to be paid by cheque or into a specific bank account;
(2)
payments of dividends on Amaero Shares, including participation in any dividend reinvestment plan; and
(3)
notices or other communications from Amaero (including by email),

will be deemed from the Implementation Date (except to the extent determined otherwise by Amaero US HoldCo in its sole discretion), by reason of the Share Scheme, to be made by the Share Scheme Participant to Amaero US HoldCo and to be a binding instruction, notification or election to, and accepted by, Amaero US HoldCo in respect of the Amaero

15

US HoldCo CDIs issued to that Share Scheme Participant until that instruction, notification or election is revoked or amended in writing by the Amaero Shareholder in writing addressed to Amaero US HoldCo at its registered address.

7.7.
Appointment of sole proxy

Immediately from the provision of the Share Scheme Consideration to each Share Scheme Participant (or to the Sale Agent in the case of the Ineligible Foreign Holders) in the manner contemplated by clause 5, and until Amaero registers Amaero US HoldCo in the Amaero Share Register as the holder of the Scheme Shares, each Share Scheme Participant:

(1)
is deemed to have appointed Amaero US HoldCo as attorney and agent (and directed Amaero US HoldCo in each such capacity) to appoint any director, officer, secretary or agent nominated by Amaero US HoldCo as its sole proxy and, where applicable or appropriate, its corporate representative to attend shareholder meetings of Amaero, exercise the votes attaching to the Scheme Shares registered in the name of the Share Scheme Participant and sign any shareholders resolution or document;
(2)
undertakes not to otherwise attend or vote at any such meetings or sign any such resolutions, whether in person, by proxy or by corporate representative (other than pursuant to clause 7.7(1));
(3)
must take all other actions in the capacity of a registered holder of Scheme Shares as Amaero US HoldCo reasonably directs; and
(4)
acknowledges and agrees that in exercising the powers referred to in clause 7.7(1), Amaero US HoldCo and any director, officer, secretary or agent nominated by Amaero US HoldCo may act in the best interests of Amaero US HoldCo as the intended registered holder of the Scheme Shares.
7.8.
Share Scheme binding

This Share Scheme binds Amaero and all of the Share Scheme Participants from time to time (including those who do not attend the Share Scheme Meeting, those who do not vote at that meeting or vote against this Share Scheme) and, to the extent of any inconsistency, overrides the constitution of Amaero.

8.
General
8.1.
Consent

Each of the Share Scheme Participants consents to Amaero doing all things necessary for or incidental to, or to give effect to, the implementation of this Share Scheme, whether on behalf of the Share Scheme Participants, Amaero or otherwise.

8.2.
Notices
(1)
Where a notice, transfer, transmission application or other communication referred to in this Share Scheme is sent by post to Amaero, it will not be deemed to be received in the ordinary course of post or on a date other than the date (if any) on which it is actually received at Amaero's registered office or at the office of the Amaero Share Register.
(2)
The accidental omission to give notice of the Share Scheme Meeting to any Amaero Shareholders, or the non-receipt of such a notice by any Amaero Shareholders, will not, unless ordered by the Court, invalidate this Share Scheme or the proceedings at the Share Scheme Meeting.

16

8.3.
Further assurances

Each party must, at its own expense, whenever requested by the other party, promptly do or, to the extent reasonably practicable, arrange for others to do everything, including executing any documents, reasonably necessary to give full effect to this Share Scheme and the transactions contemplated by this Share Scheme.

8.4.
No liability when acting in good faith

Each Share Scheme Participant agrees that neither Amaero, Amaero US HoldCo nor any of their respective directors, officers, employees or agents is liable for anything done or omitted to be done in the performance of this Share Scheme or the Share Scheme Deed Poll in good faith.

8.5.
Withholding

If Amaero US HoldCo considers that it must pay an amount to the Commissioner of Taxation (Commissioner) under Subdivision 14-D of Schedule 1 of the Taxation Administration Act 1953 (Cth) (TAA) in relation to the acquisition of the Scheme Shares from a Share Scheme Participant, Amaero US HoldCo will:

(1)
determine the amount to be paid to the Commissioner (Withholding Amount) being 12.5% (or a lesser rate approved by the Commissioner) of the Share Scheme Consideration otherwise payable to the Share Scheme Participant or Sale Agent, as appropriate;
(2)
withhold the Withholding Amount from the Share Scheme Consideration (by issuing such lesser number of Amaero US HoldCo CDIs to the Share Scheme Participant or Sale Agent, as appropriate for the Withholding Amount) and remit the Withholding Amount to the Commissioner within the timeframe required under the TAA (and issued of the reduced number of Amaero US HoldCo CDIs shall be taken to be full payment of the Share Scheme Consideration for the purposes of this Share Scheme); and
(3)
if requested in writing by the relevant Share Scheme Participant, provide a receipt or other appropriate evidence of payment of the Withholding Amount to the Commissioner (or procure the provision of such receipt or other evidence) to the relevant Share Scheme Participant.
8.6.
Enforcement of Share Scheme Deed Poll

Amaero undertakes in favour of each Share Scheme Participant that it will enforce the Share Scheme Deed Poll against Amaero US HoldCo on behalf of and as agent and attorney for the Share Scheme Participants.

8.7.
Costs and stamp duty

All duty (including stamp duty), and any related fines, penalties and interest, payable in connection with the transfer by Share Scheme Participants of the Scheme Shares to Amaero US HoldCo pursuant to the Share Scheme will be payable by Amaero US HoldCo.

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8.8.
Governing law and jurisdiction
(1)
This Share Scheme is governed by and will be construed according to the laws of New South Wales.
(2)
Each party irrevocably:
(a)
submits to the non-exclusive jurisdiction of the courts of New South Wales and of the courts competent to determine appeals from those courts, with respect to any proceedings that may be brought at any time relating to this Share Scheme; and
(b)
waives any objection it may now or in the future have to the venue of any proceedings, and any claim it may now or in the future have that any proceedings have been brought in an inconvenient forum.

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Schedule 2 – Option Scheme of Arrangement

Option Scheme of Arrangement Parties Amaero Ltd ACN 633 541 634 The holders of options to acquire fully paid ordinary shares in Amaero Ltd as at the Record Date
Norton Rose Fulbright Australia Level 5, 60 Martin Place Sydney, NSW 2000 Tel: +61 2 9330 8000 nortonrosefulbright.com Our ref: 4087304

Contents

1		Definitions and interpretation	1
	1.1	Definitions	1
	1.2	Interpretation	3
2		Preliminary	4
	2.1	Amaero	4
	2.2	Amaero US HoldCo	5
	2.3	Effect of the Option Scheme	5
	2.4	Agreement to implement this Option Scheme	5
	2.5	Option Scheme Deed Poll	5
3		Conditions Precedent	5
	3.1	Conditions Precedent	5
	3.2	Certificate	6
	3.3	Effective Date	6
	3.4	End Date	6
4		Implementation	6
	4.1	Lodgement of Court orders with ASIC	6
	4.2	Cancellation of Scheme Options	6
5		Option Scheme Consideration	7
	5.1	Provision of Option Scheme Consideration	7
	5.2	Amaero US HoldCo Options – registration and notices	7
	5.3	Terms of Amaero US HoldCo Options	7
	5.4	Obligations of Option Scheme Participants	7
	5.5	Joint holders	8
	5.6	Orders of a Court or Governmental Authority	8
6		Dealings in Scheme Options	8
	6.1	Determination of Option Scheme Participants	8
	6.2	Transfers after the Record Date	9
	6.3	Maintenance of Amaero Option Register	9
	6.4	Effect of certificates and holding statements	9
	6.5	Information to be made available to Amaero US HoldCo	9
7		General Scheme provisions	9
	7.1	Option Scheme alterations and conditions	9
	7.2	Agreements and consents of Option Scheme Participants	10
	7.3	Warranty by Option Scheme Participants	10
	7.4	Appointment of Amaero as agent and attorney	10
	7.5	Instructions, notifications or elections	11
	7.6	Option Scheme binding	11

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8		General	11
	8.1	Consent	11
	8.2	Notices	11
	8.3	Further assurances	11
	8.4	No liability when acting in good faith	11
	8.5	Enforcement of Option Scheme Deed Poll	11
	8.6	Costs and stamp duty	12
	8.7	Governing law and jurisdiction	12

ii

Option Scheme of Arrangement dated 23 March 2026

This option scheme of arrangement is made under section 411 of the Corporations Act 2001 (Cth)

Parties	Amaero Ltd ACN 633 541 634 of Level 37, 180 George Street, Sydney NSW 2000 (Amaero)

Each person who is registered as a holder of options issued by Amaero to acquire fully paid ordinary shares in Amaero as at the Record Date (Option Scheme Participants)

It is agreed

1.
Definitions and interpretation
1.1.
Definitions

In this Option Scheme, except where the context otherwise requires:

(1)
Amaero means Amaero Ltd ACN 633 541 634.
(2)
Amaero Board means the Amaero Directors from time to time.
(3)
Amaero Directors means a director of Amaero from time to time.
(4)
Amaero Group means, collectively, Amaero and each of its Related Bodies Corporate other than Amaero US HoldCo.
(5)
Amaero Option means an unlisted option to acquire an Amaero Share issued by Amaero pursuant to the Employee Incentive Plan (if applicable) or otherwise pursuant to a contractual arrangement between Amaero and the Amaero Option Holder.
(6)
Amaero Option Holder means the holder of an Amaero Option, from time to time.
(7)
Amaero Option Register means the register of Amaero Option Holders maintained by or on behalf of Amaero in accordance with the Corporations Act.
(8)
Amaero Option Registry means Automic Pty Ltd ABN 27 152 260 814.
(9)
Amaero Share means a fully paid ordinary share in the capital of Amaero.
(10)
Amaero US HoldCo means Amaero Inc., a company incorporated in the State of Delaware, United States with file number 10505946 and whose registered office is located at 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801.
(11)
Amaero US HoldCo CDI means a CDI representing a beneficial interest in 1/40th of an Amaero US HoldCo Share.
(12)
Amaero US HoldCo Option means an unlisted option to acquire a Amaero US HoldCo Share (including in the form of Amaero US HoldCo CDIs).
(13)
Amaero US HoldCo Option Register means the register of Amaero US HoldCo Option Holders maintained by or on behalf of Amaero US HoldCo in accordance with the DGCL.
(14)
Amaero US HoldCo Share means a share of common stock of Amaero US HoldCo.

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(15)
ASIC means the Australian Securities and Investments Commission.
(16)
ASX means ASX Limited (ABN 98 008 624 691) or the Australian Securities Exchange, as the context requires.
(17)
ASX Settlement means ASX Settlement Pty Ltd ABN 49 008 504 532.
(18)
ASX Settlement Rules means the ASX Settlement Operating Rules of ASX Settlement.
(19)
Business Day means a business day as defined in the Listing Rules.
(20)
CDI means a CHESS depositary interest, being a unit of beneficial ownership in an Amaero US HoldCo Share that is registered in the name of CDN, or beneficial ownership is held by CDN, in accordance with the ASX Settlement Rules and CDIs mean a number of them.
(21)
CDN means CHESS Depositary Nominees Pty Ltd ACN 071 346 506.
(22)
CHESS means the clearing house electronic sub-register system of security transfers operated by ASX Settlement.
(23)
Conditions Precedent means the conditions precedent to the Option Scheme set out in clause 3.2 of the Scheme Implementation Deed.
(24)
Corporations Act means the Corporations Act 2001 (Cth), as amended from time to time.
(25)
Court means the Supreme Court of New South Wales, the Federal Court of Australia or such other court of competent jurisdiction under the Corporations Act agreed to by Amaero and Amaero US HoldCo.
(26)
DGCL means the Delaware General Corporation Law (Title 8 of the Delaware Code), as amended from time to time.
(27)
Effective means, when used in relation to the Option Scheme, the order of the Court made under section 411(4)(b) of the Corporations Act in relation to the Option Scheme taking effect pursuant to section 411(10) of the Corporations Act, but in any event at no time before an office copy of the order of the Court is lodged with ASIC.
(28)
Effective Date means the date on which the Option Scheme becomes Effective.
(29)
Employee Incentive Plan means Amaero’s employee incentive plan approved by the Amaero Board and Amaero Shareholders on 18 October 2019.
(30)
Encumbrance means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect, including any “security interest” as defined in section 12(1) and (2) of the Personal Property Securities Act 2009 (Cth), and includes any agreement to create any of them or allow them to exist.
(31)
End Date means 5:00pm on 1 November 2026, or such later date as agreed to in writing between Amaero and Amaero US HoldCo.
(32)
Implementation Date means the fifth Business Day after the Record Date, or such other date agreed to in writing by Amaero and Amaero US HoldCo.
(33)
Listing Rules means the official listing rules of the ASX.

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(34)
Option Scheme means this scheme of arrangement pursuant to Part 5.1 of the Corporations Act proposed between Amaero and Option Share Participants as set out in this document, together with any alterations or conditions made or required by the Court under section 411(6) of the Corporations Act and approved in writing by Amaero and Amaero US HoldCo.
(35)
Option Scheme Consideration means the consideration to be provided to Option Scheme Participants under the terms of the Option Scheme for the cancellation of their Scheme Options, being one Amaero US HoldCo Option for every one Scheme Option.
(36)
Option Scheme Deed Poll means the deed poll to be executed by Amaero US HoldCo substantially in the form of Schedule 4 to the Scheme Implementation Deed, or in such other form as agreed in writing between Amaero and Amaero US HoldCo.
(37)
Option Scheme Meeting means the meeting of Amaero Option Holders convened by the Court in relation to the Option Scheme pursuant to section 411(1) of the Corporations Act and includes any adjournment of that meeting.
(38)
Record Date means 7pm on the second Business Day following the Effective Date, or such other date (after the Effective Date) as Amaero and Amaero US HoldCo may agree in writing.
(39)
Regulatory Authority includes:
(a)
a government or governmental, semi-governmental, administrative, fiscal or judicial entity or authority;
(b)
a minister, department, office, commission, delegate, instrumentality, tribunal, agency, board, authority or organisation of any government;
(c)
any regulatory organisation established under statute;
(d)
in particular, ASX and ASIC; and
(e)
any representative of any of the above.
(40)
Scheme Implementation Deed means the Scheme Implementation Deed dated on or around 23 February 2026 between Amaero and Amaero US HoldCo, as amended or varied from time to time.
(41)
Scheme Options means all of the Amaero Options on issue on the Record Date.
(42)
Second Court Date means the first day on which the Court hears the application for the order pursuant to section 411 (4)(b) of the Corporations Act approving the Option Scheme, or if the application is adjourned or subject to appeal for any reason, the first day on which the adjourned or appealed application is heard.
1.2.
Interpretation

In this Option Scheme:

(1)
the singular includes the plural and vice versa, and a gender includes other genders;
(2)
another grammatical form of a defined word or expression has a corresponding meaning;

3

(3)
a reference to a clause, paragraph, or schedule is to a clause or paragraph of, or schedule to, this agreement, and a reference to this document includes any schedule;
(4)
a reference to a document or instrument includes the document or instrument as novated, altered, supplemented or replaced from time to time;
(5)
a reference to A$, dollar, Australian dollar or $ is to Australian currency;
(6)
a reference to time is to time in Sydney, New South Wales time, unless otherwise noted;
(7)
a reference to a party is to a party to this agreement, and a reference to a party to a document includes the party's executors, administrators, successors and permitted assigns and substitutes;
(8)
a reference to a person includes a natural person, partnership, body corporate, association, governmental or local authority or agency or other entity;
(9)
a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;
(10)
a word or expression defined in the Corporations Act and not otherwise defined in this agreement has the meaning given to it in the Corporations Act;
(11)
the meaning of general words is not limited by specific examples introduced by including, for example or similar expressions;
(12)
any agreement, representation, warranty or indemnity in favour of two or more parties (including where two or more persons are included in the same defined term) is for the benefit of them jointly and severally;
(13)
a rule of construction does not apply to the disadvantage of a party because the party was responsible for the preparation of this document or any part of it;
(14)
if a day on or by which an obligation must be performed or an event must occur is not a Business Day, the obligation must be performed or the event must occur on or by the next Business Day; and
(15)
a listing rule or business rule of a financial market will be regarded as a law, and a reference to such a rule is to be taken to be subject to any waiver or exemption granted to the compliance of those rules by a party.
2.
Preliminary
2.1.
Amaero
(1)
Amaero Ltd (Amaero) is a public limited liability company incorporated in Australia. Amaero is admitted to the official list of ASX and its shares are officially quoted on the securities market conducted by ASX. Amaero was incorporated on 17 May 2019 in South Australia under the laws of the Commonwealth of Australia and is regulated by Australian law, including the Corporations Act. Amaero's registered office is located at Level 37, 180 George Street, Sydney NSW 2000 and its principal place of business is located at 130 Innovation Drive, McDonald, Tennessee 37353 United States.
(2)
Amaero Options are not quoted on the ASX.
(3)
As at the date of the Scheme Implementation Deed, there are 106,347,733 Amaero Options on issue.

4

2.2.
Amaero US HoldCo

Amaero Inc. (Amaero US HoldCo) is a company incorporated in the State of Delaware. Amaero US HoldCo was incorporated on 20 February 2026 under the DGCL for the purpose of re-domiciling the parent company of Amaero Group to the United States. Its registered office address is 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801.

2.3.
Effect of the Option Scheme

If this Option Scheme becomes Effective:

(1)
Amaero will procure the issue of the Option Scheme Consideration to Option Scheme Participants in accordance with the terms of this Option Scheme; and
(2)
subject to provision of the Option Scheme Consideration to Option Scheme Participants, all of the Scheme Options will be cancelled.
2.4.
Agreement to implement this Option Scheme

Amaero and Amaero US HoldCo have agreed, by executing the Scheme Implementation Deed, to implement the terms of this Option Scheme and the steps contemplated to follow the implementation of this Option Scheme, to the extent those steps are required to be done by each of them.

2.5.
Option Scheme Deed Poll
(1)
This Option Scheme attributes actions to Amaero US HoldCo but does not itself impose an obligation on Amaero US HoldCo to perform those actions. Amaero US HoldCo has undertaken in favour of each Option Scheme Participant, by executing the Option Scheme Deed Poll, that it will fulfil its obligations under the Scheme Implementation Deed and do all acts and things necessary or desirable on its part to give full effect to this Option Scheme, including to issue to each Option Scheme Participant the Option Scheme Consideration for each Scheme Option held by the Option Scheme Participant.
(2)
Amaero undertakes in favour of each Option Scheme Participant to enforce the Option Scheme Deed Poll against Amaero US HoldCo on behalf of and as agent and attorney for the Option Scheme Participants.
3.
Conditions Precedent
3.1.
Conditions Precedent

This Option Scheme is conditional on, and will have no force or effect until, the satisfaction of each of the following conditions:

(1)
Satisfaction of Conditions Precedent: all of the Conditions Precedent being satisfied or waived (other than the condition in clause 3.2(3) (Court Approval of the Option Scheme)) in accordance with the Scheme Implementation Deed by the times set out in the Scheme Implementation Deed;
(2)
Scheme Implementation Deed and Option Scheme Deed Poll: neither the Scheme Implementation Deed nor the Option Scheme Deed Poll having been terminated in accordance with their terms before 8.00am on the Second Court Date;
(3)
Court Approval: approval of the Option Scheme by the Court pursuant to section 411(4)(b) of the Corporations Act and if applicable, Amaero and Amaero US HoldCo having accepted in writing any modification or condition made or required by the Court under section 411(6) of the Corporations Act; and

5

(4)
Court Order: the coming into effect, pursuant to section 411(10) of the Corporations Act, of the orders of the Court made under section 411(4)(b) of the Corporations Act (and, if applicable, section 411(6) of the Corporations Act) in relation to this Option Scheme.
3.2.
Certificate
(1)
Amaero and Amaero US HoldCo will provide to the Court on the Second Court Date a certificate signed by Amaero US HoldCo and Amaero, or such other evidence as the Court requests, confirming (in respect of matters within their knowledge) whether or not all of the Conditions Precedent set out in clause 3.1 have been satisfied or waived as at 8:00am on the Second Court Date.
(2)
The certificate referred to in this clause 3.2 will constitute conclusive evidence of whether such Conditions Precedent have been satisfied, waived or taken to be waived.
3.3.
Effective Date

Subject to clause 3.4, this Option Scheme will come into effect pursuant to section 411(10) of the Corporations Act on and from the Effective Date.

3.4.
End Date

Without limiting any rights under the Scheme Implementation Deed, this Option Scheme will lapse and be of no further force or effect (and Amaero US HoldCo is released from any obligations and any liability in connection with this Option Scheme or the Option Scheme Deed Poll) if:

(1)
the Effective Date has not occurred on or before the End Date; or
(2)
the Scheme Implementation Deed or Option Scheme Deed Poll is terminated in accordance with its terms,

unless Amaero or Amaero US HoldCo otherwise agree in writing (and, if required, as approved by the Court).

4.
Implementation
4.1.
Lodgement of Court orders with ASIC

Amaero must lodge with ASIC in accordance with section 411(10) of the Corporations Act an office copy of the Court order approving this Option Scheme as soon as reasonably practicable after the Court approves the Option Scheme, and in any event by no later than 5:00pm on the first Business Day after the date on which the Court approves this Option Scheme or such later time as may be agreed by Amaero and Amaero US HoldCo.

4.2.
Cancellation of Scheme Options

Subject to this Option Scheme becoming Effective and the provision of the Option Scheme Consideration in accordance with clause 5.1, on the Implementation Date the Scheme Options, together with all rights and entitlements attaching to them as at the Implementation Date, will be cancelled without the need for any further act by any Option Scheme Participant, and Amaero must update the Amaero Option Register accordingly.

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5.
Option Scheme Consideration
5.1.
Provision of Option Scheme Consideration
(1)
Amaero must use its best endeavours to procure that, on the Implementation Date, Amaero US HoldCo provides the Option Scheme Consideration to each Option Scheme Participant by issuing one Amaero US HoldCo Option for every one Scheme Option held by that Option Scheme Participant.
(2)
Subject to the remaining provisions of this clause 5, the transactions which form part of this Option Scheme will be implemented in the following sequence on the Implementation Date:
(a)
each Option Scheme Participant will receive the Option Scheme Consideration for the Scheme Options held by that Option Scheme Participant on the Record Date; and
(b)
in exchange, all Scheme Options will be cancelled.
5.2.
Amaero US HoldCo Options – registration and notices

The obligation to issue Amaero US HoldCo Options under clause 5.1 will be satisfied by Amaero US HoldCo, on the Implementation Date, procuring the entry into the Amaero US HoldCo Option Register the name of each person who is to receive Amaero US HoldCo Options.

5.3.
Terms of Amaero US HoldCo Options

Each Amaero US HoldCo Option will:

(1)
have an exercise price per Amaero US HoldCo Share or Amaero US HoldCo CDI equal to the exercise price per Amaero Share of the relevant Amaero Option it replaces, converted from Australian dollars to US dollars at the prevailing currency exchange rate on the Implementation Date, as reasonably determined by Amaero;
(2)
have an exercise period equal to the unexpired exercise period of the relevant Amaero Option it replaces;
(3)
be vested to the same extent and have the same terms as to vesting as the relevant Amaero Option it replaces;
(4)
for Amaero Option Holders with a registered address in Australia and New Zealand on the Amaero Option Register, provide that securities issued on exercise of the Amaero US HoldCo Option will be Amaero US HoldCo CDIs by default, unless the Amaero Option Holder elects to receive Amaero US HoldCo Shares;
(5)
for Amaero Option Holders with a registered address outside of Australia and New Zealand on the Amaero Option Register, provide that securities issued on exercise of the Amaero US HoldCo Option will be Amaero US HoldCo Shares by default, unless the Amaero Option Holder elects to receive Amaero US HoldCo CDIs; and
(6)
otherwise be on the same terms as the Amaero Option it replaces, with necessary changes due to Amaero US HoldCo being the issuer in place of Amaero.
5.4.
Obligations of Option Scheme Participants

Each Option Scheme Participant who will be issued Amaero US HoldCo Options under this Scheme agrees:

(1)
to become an option holder of Amaero US HoldCo (without the need for any further action on its part);

7

(2)
to have their name and address entered into the Amaero US HoldCo Option Register; and
(3)
to be bound by the certificate of incorporation and by-laws of Amaero US HoldCo in force from time to time in respect of the Amaero US HoldCo Options.
5.5.
Joint holders

In the case of Scheme Options held in joint names:

(1)
any Option Scheme Consideration to be issued under this Option Scheme will be issued to and registered in the names of the joint holders and entry in the Amaero US HoldCo Option Register must take place in the same order as the holders' names appear in the Amaero Option Register;
(2)
any other document required to be sent under this Option Scheme will be forwarded to the registered address recorded in the Amaero Option Register as at the Record Date; and
(3)
any cheque required to be paid to Option Scheme Participants will be payable to the joint holders and will be sent to either, at the discretion of Amaero, the registered address of the holder whose name is recorded on the Amaero Option Register on the Record Date or to the joint holders.
5.6.
Orders of a Court or Governmental Authority

If written notice is given to Amaero (or the Amaero Option Registry) or Amaero US HoldCo (or Amaero US HoldCo’s option registry) of an order or direction made by a court of competent jurisdiction or by another Regulatory Authority that:

(1)
requires consideration to be provided to a third party (either through payment of a sum or the issuance of a security) in respect of Scheme Options held by a particular Option Scheme Participant, which would otherwise be payable or required to be issued to that Option Scheme Participant by Amaero or Amaero US HoldCo in accordance with this clause 5, then Amaero or Amaero US HoldCo shall be entitled to procure that provision of that consideration is made in accordance with that order or direction; or
(2)
prevents Amaero or Amaero US HoldCo from providing consideration to any particular Option Scheme Participant in accordance with this clause 5, or the payment or issuance of such consideration is otherwise prohibited by applicable law, Amaero or Amaero US HoldCo shall be entitled to (as applicable) retain an amount, in Australian dollars, equal to the number of Scheme Options held by that Option Scheme Participant multiplied by the Option Scheme Consideration and/or direct Amaero US HoldCo not to issue, or to issue to a trustee or nominee, such number of Amaero US HoldCo Options as that Option Scheme Participant would otherwise be entitled to under this clause 5, until such time as payment or provision of the consideration in accordance with this clause 5 is permitted by that order or direction or otherwise by law.
6.
Dealings in Scheme Options
6.1.
Determination of Option Scheme Participants
(1)
Each Option Scheme Participant will be entitled to participate in this Option Scheme.
(2)
Amaero must issue, and register the relevant Amaero Option Holder as the holder of, Amaero Shares resulting from the valid exercise of an Amaero Option which is received on or before 12:00pm (Sydney time) on the Business Day prior to the Record Date.

8

(3)
Amaero will not accept for registration or recognise for any purpose any exercise of an Amaero Option received after 12:00pm (Sydney time) on the Business Day prior to the Record Date and, after such time, the Amaero Options will not be capable of exercise notwithstanding the terms on which the Amaero Options were issued or granted.
6.2.
Transfers after the Record Date
(1)
If this Option Scheme becomes Effective, an Amaero Option Holder (and any person claiming through that holder) must not dispose of, or purport or agree to dispose of, any Amaero Options or any interest in them after the Record Date.
(2)
Amaero will not accept for registration, nor recognise for any purpose, any transfer or transmission application in respect of Amaero Options received after the Record Date.
6.3.
Maintenance of Amaero Option Register

For the purpose of determining entitlements to the Option Scheme Consideration, Amaero will, until the Option Scheme Consideration has been issued to Option Scheme Participants, maintain or procure the maintenance of the Amaero Option Register in accordance with this clause 6. The Amaero Option Register in this form will solely determine entitlements to the Option Scheme Consideration.

6.4.
Effect of certificates and holding statements
(1)
Any statements of holding in respect of Scheme Options will cease to have effect after the Record Date as documents of title in respect of those options.
(2)
After the Record Date, each entry current on the Option Register as at the Record Date will cease to have effect except as evidence of entitlement to the Option Scheme Consideration.
6.5.
Information to be made available to Amaero US HoldCo

As soon as reasonably practicable after the Record Date and in any event at least two Business Days before the Implementation Date, Amaero will give to Amaero US HoldCo or as it directs or procure that Amaero US HoldCo be given or as it directs, details of the name, address and number of Scheme Options held by each Option Scheme Participant as shown in the Amaero Option Register at the Record Date in the form Amaero US HoldCo reasonably requires.

7.
General Scheme provisions
7.1.
Option Scheme alterations and conditions

If the Court proposes to approve this Option Scheme subject to any conditions or alterations under section 411(6) of the Corporations Act:

(1)
Amaero may, by its counsel on behalf of all persons concerned consent to those conditions or alterations to this Option Scheme to which Amaero US HoldCo has consented, such consent not to be unreasonably withheld or delayed; and
(2)
each Option Scheme Participant agrees to any such alterations or conditions which Amaero has consented to.

9

7.2.
Agreements and consents of Option Scheme Participants

Each Option Scheme Participant:

(1)
irrevocably agrees to the cancellation of its Scheme Options together with all rights and entitlements attaching to those Scheme Options in accordance with the terms of this Scheme;
(2)
agrees to the variation, cancellation or modification (if any) of the rights attached to its Amaero Options constituted by or resulting from the Option Scheme;
(3)
agrees to, on the direction of Amaero US HoldCo, destroy any holding statements or option certificates relating to their Amaero Options;
(4)
acknowledges and agrees that this Option Scheme binds Amaero and all Option Scheme Participants (including those who do not attend the Option Scheme Meeting and those who do not vote, or vote against this Option Scheme, at the Option Scheme Meeting); and
(5)
irrevocably consents to Amaero and Amaero US HoldCo doing all things and executing all deeds, instruments, transfers or other documents as may be necessary or desirable to give full effect to the terms of the Option Scheme and the transactions contemplated by it, without the need for any further act by that Option Scheme Participant.

7.3.
Warranty by Option Scheme Participants

Each Option Scheme Participant warrants to Amaero US HoldCo and is deemed to have authorised Amaero to warrant to Amaero US HoldCo as agent and attorney for the Option Scheme Participant by virtue of this clause 7.3, that to the extent permitted by law:

(1)
all of its Scheme Options (including all rights and entitlements attaching to those options) cancelled under this Option Scheme will, on the date of the cancellation, be fully paid and free from all Encumbrances and interests of third parties of any kind, whether legal or otherwise, and restrictions on transfer of any kind; and
(2)
they have full power and capacity to deal with their Scheme Options (together with any other rights and entitlements attaching to them) under the Option Scheme.
7.4.
Appointment of Amaero as agent and attorney

On this Option Scheme becoming Effective, each Option Scheme Participant, without the need for any further act, is deemed to have irrevocably appointed Amaero and all of its directors and officers (jointly and severally) as its attorney and agent for the purposes of:

(1)
enforcing the Option Scheme Deed Poll against Amaero US HoldCo; and
(2)
doing all things and executing any deeds, agreements, instruments, transfers or other documents as may be necessary or desirable to give full effect to this Option Scheme and the transactions contemplated by it, and Amaero accepts such appointment. Amaero as attorney and agent of each Option Scheme Participant, may sub-delegate its functions, authorities or powers under this clause 7.1 to all or any of its directors and officers (jointly, severally or jointly and severally).

10

7.5.
Instructions, notifications or elections

To the maximum extent permitted by law, all instructions, notifications or elections by an Option Scheme Participant to Amaero that are binding or deemed binding between the Option Scheme Participant and Amaero relating to Amaero or Amaero Options, including instructions, notifications or elections relating to notices or other communications from Amaero (including by email), will be deemed from the Implementation Date (except to the extent determined otherwise by Amaero US HoldCo in its sole discretion), by reason of this Option Scheme, to be made by the Option Scheme Participant to Amaero US HoldCo and to be a binding instruction, notification or election to, and accepted by, Amaero US HoldCo until that instruction, notification or election is revoked or amended in writing addressed to Amaero US HoldCo at its registered address.

7.6.
Option Scheme binding

This Option Scheme binds Amaero and all of the Option Scheme Participants from time to time (including those who do not attend the Option Scheme Meeting, those who do not vote at that meeting or vote against this Option Scheme) and, to the extent of any inconsistency, overrides the constitution of Amaero.

8.
General
8.1.
Consent

Each of the Option Scheme Participants consents to Amaero doing all things necessary for or incidental to, or to give effect to, the implementation of this Option Scheme, whether on behalf of the Option Scheme Participants, Amaero or otherwise.

8.2.
Notices
(1)
Where a notice, transfer, transmission application or other communication referred to in this Option Scheme is sent by post to Amaero, it will not be deemed to be received in the ordinary course of post or on a date other than the date (if any) on which it is actually received at Amaero's registered office or at the office of the Amaero Option Register.
(2)
The accidental omission to give notice of the Option Scheme Meeting to any Amaero Option Holders, or the non-receipt of such a notice by any Amaero Option Holders, will not, unless ordered by the Court, invalidate this Option Scheme or the proceedings at the Option Scheme Meeting.
8.3.
Further assurances

Each party must, at its own expense, whenever requested by the other party, promptly do or, to the extent reasonably practicable, arrange for others to do everything, including executing any documents, reasonably necessary to give full effect to this Option Scheme and the transactions contemplated by this Option Scheme.

8.4.
No liability when acting in good faith

Each Option Scheme Participant agrees that neither Amaero, Amaero US HoldCo nor any of their respective directors, officers, employees or agents is liable for anything done or omitted to be done in the performance of this Option Scheme or the Option Scheme Deed Poll in good faith.

8.5.
Enforcement of Option Scheme Deed Poll

Amaero undertakes in favour of each Option Scheme Participant that it will enforce the Option Scheme Deed Poll against Amaero US HoldCo on behalf of and as agent and attorney for the Option Scheme Participants.

11

8.6.
Costs and stamp duty

All duty (including stamp duty), and any related fines, penalties and interest, payable in connection with the cancellation of the Scheme Options pursuant to the Option Scheme will be payable by Amaero US HoldCo.

8.7.
Governing law and jurisdiction
(1)
This Option Scheme is governed by and will be construed according to the laws of New South Wales.
(2)
Each party irrevocably:
(a)
submits to the non-exclusive jurisdiction of the courts of New South Wales and of the courts competent to determine appeals from those courts, with respect to any proceedings that may be brought at any time relating to this Option Scheme; and
(b)
waives any objection it may now or in the future have to the venue of any proceedings, and any claim it may now or in the future have that any proceedings have been brought in an inconvenient forum.

12

Schedule 3– Share Scheme Deed Poll

Dated 23 March 2026 Share Scheme Deed Poll Parties Amaero Inc. in favour of each Share Scheme Participant
Norton Rose Fulbright Australia Level 5, 60 Martin Place Sydney NSW 2000 Tel: +61 2 9330 8000 nortonrosefulbright.com Our ref: 4087304

Contents

1	Definitions and interpretation	1
1.1	Definitions	1
1.2	Interpretation	2
1.3	Time for performance	2
2	Nature of Share Scheme Deed Poll	2
3	Condition precedent and termination	3
3.1	Condition precedent	3
3.2	Termination	3
3.3	Consequences of termination	3
4	Share Scheme obligations	3
5	Representations and warranties	4
6	Continuing obligations	4
7	Notices	5
8	General	5
8.1	Stamp duty	5
8.2	Operation of this Share Scheme Deed Poll	6
8.3	Assignment	6
8.4	Cumulative rights	6
8.5	Further assurances	6
8.6	Governing law	6
8.7	Costs	7
8.8	Variation	7
8.9	Waiver	7
8.10	Consent	8
8.11	Severability	8

i

Share Scheme Deed Poll dated	23 March	2026

Parties	Amaero Inc. File Number 10505946 of 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801 Email: Attention: Hank Holland (Amaero US HoldCo)

In favour of

Each person registered as a holder of ordinary shares in Amaero Ltd ACN 633 541 634 (Amaero) in the Amaero Share Register on the Record Date (Share Scheme Participants).

Introduction

A.
Amaero and Amaero US HoldCo have entered into the Scheme Implementation Deed.
B.
Under the Scheme Implementation Deed, Amaero has agreed that it will propose and implement the Share Scheme in accordance with the Scheme Implementation Deed, pursuant to which Amaero US HoldCo will acquire all of the Scheme Shares.
C.
Under the Scheme Implementation Deed, Amaero US HoldCo has agreed to take all steps reasonably necessary to assist Amaero with proposing and implementing the Share Scheme in accordance with the Scheme Implementation Deed.
D.
Amaero US HoldCo is entering into this Share Scheme Deed Poll for the purpose of:
(1)
covenanting in favour of the Share Scheme Participants to perform certain of its obligations under the Scheme Implementation Deed;
(2)
covenanting in favour of the Share Scheme Participants to perform certain steps attributed to it under the Share Scheme; and
(3)
ensuring that the Share Scheme Consideration is provided to the Share Scheme Participants.
E.
The effect of the Share Scheme will be that the Scheme Shares, together with all rights and entitlements attaching to them, will be transferred to Amaero US HoldCo in exchange for the Share Scheme Consideration.

It is agreed

1.
Definitions and interpretation
1.1.
Definitions

In this Share Scheme Deed Poll:

(1)
Amaero has the meaning given to the term in the 'Details' section of this Share Scheme Deed Poll;
(2)
Scheme Implementation Deed means the scheme implementation deed between Amaero and Amaero US HoldCo dated on or about 23 February 2026, as amended from time to time;

(3)
Share Scheme means the scheme of arrangement between Amaero and Share Scheme Participants under which all of the Scheme Shares will be transferred to Amaero US HoldCo under Part 5.1 of the Corporations Act in consideration for the Share Scheme Consideration, the form of which is contained in Annexure C of the Scheme Booklet, together with any alterations or conditions made or required by the Court under section 411(6) of the Corporations Act and approved in writing by Amaero and Amaero US HoldCo;
(4)
Share Scheme Deed Poll means this Share Scheme Deed Poll;
(5)
Share Scheme Participants has the meaning given to the term in the 'Details' section of this Share Scheme Deed Poll; and
(6)
words and phrases defined in the Scheme Implementation Deed or the Share Scheme have the same meanings in this Share Scheme Deed Poll unless the context requires otherwise.
1.2.
Interpretation
(1)
Clause 1.2 of the Schare Scheme applies to the interpretation of this Share Scheme Deed Poll, except references to "this Share Scheme" in that clause are to be read as references to "this Share Scheme Deed Poll".
(2)
Clause headings in this Share Scheme Deed Poll do not affect the interpretation of this Share Scheme Deed Poll.
1.3.
Time for performance

In this Share Scheme Deed Poll:

(1)
if the day on or by which a payment or an act is to be done is not a Business Day, that act must be done on the next Business Day;
(2)
if a period occurs from, after or before a day or the day of an act or event, it excludes that day;
(3)
a reference to a day is to be interpreted as the period of time commencing at midnight and ending 24 hours later; and
(4)
a reference to time is a reference to Sydney, Australia time.
2.
Nature of Share Scheme Deed Poll

Amaero US HoldCo acknowledges that:

(1)
this Share Scheme Deed Poll may be relied on and enforced by any Share Scheme Participant in accordance with its terms, even though the Share Scheme Participants are not party to it; and
(2)
under the Share Scheme, each Share Scheme Participant irrevocably appoints Amaero and each of its directors, officers and secretaries (jointly and each of them severally) as its agent and attorney to enforce this Share Scheme Deed Poll against Amaero US HoldCo.

2

3.
Condition precedent and termination
3.1.
Condition precedent

The obligations of Amaero US HoldCo under this Share Scheme Deed Poll are subject to the Share Scheme becoming Effective.

3.2.
Termination

The obligations of Amaero US HoldCo under this Share Scheme Deed Poll to the Share Scheme Participants will automatically terminate and the terms of this Share Scheme Deed Poll will be of no further force or effect if and only if:

(1)
the Scheme Implementation Deed is terminated in accordance with its terms prior to the occurrence of the Effective Date of the Share Scheme; or
(2)
the Share Scheme does not become Effective on or before the End Date or any later date as the Court, with the consent of Amaero and Amaero US HoldCo, may order, unless Amaero and Amaero US HoldCo otherwise agree in writing.
3.3.
Consequences of termination

If this Share Scheme Deed Poll is terminated under clause 3.2, then in addition and without prejudice to any other rights, powers or remedies available to it:

(1)
Amaero US HoldCo is released from its obligations to further perform this Share Scheme Deed Poll except for any obligations which, by their nature, survive termination; and
(2)
each Share Scheme Participant retains the rights, powers and remedies they have against Amaero US HoldCo in respect of any breach of this Share Scheme Deed Poll which occurs before it is terminated.
4.
Share Scheme obligations

Subject to clause 3, Amaero US HoldCo undertakes in favour of each Share Scheme Participant to:

(1)
provide, or procure the provision of, the Scheme Consideration to each Share Scheme Participant (or to the Sale Agent on behalf of the Share Scheme Participant in accordance with the Share Scheme in respect of Ineligible Foreign Holders) in accordance with the terms of the Share Scheme;
(2)
that the Amaero US HoldCo Shares (including those issued in connection with the Amaero Holdco CDIs) to be issued to the Share Scheme Participants in accordance with the terms of the Share Scheme will, upon their issue:
(a)
rank equally in all respects with all other Amaero US HoldCo Shares; and
(b)
be duly issued, fully paid and free from any Encumbrances and interests of third parties of any kind, whether legal or otherwise, or restriction on transfer of any kind other than as provided for in the articles of incorporation and constituents documents of Amaero US HoldCo; and

3

(3)
to undertake all other actions attributed to it under, and otherwise comply with its obligations in, the Share Scheme and do all acts and things necessary or desirable on its part to give full effect to the Share Scheme as if it were a party to the Share Scheme, subject to and in accordance with the terms of the Share Scheme and the Scheme Implementation Deed.

5.
Representations and warranties

Amaero US HoldCo represents and warrants to each Share Scheme Participant that:

(1)
(status) it has been incorporated or formed in accordance with the laws of its place of incorporation or formation, is a corporation validly existing under those laws and has power and authority to own its assets and carry on its business as it is now being conducted;
(2)
(power) it has the corporate power to enter into and perform its obligations under this Share Scheme Deed Poll and to carry out the transactions contemplated by this Share Scheme Deed Poll and exercise its rights under it;
(3)
(corporate authorisations) it has taken all necessary corporate action to authorise its entry into this Share Scheme Deed Poll and has taken, or will take, all necessary corporate action to authorise the performance of this Share Scheme Deed Poll and to carry out the transactions contemplated by this Share Scheme Deed Poll, and allow them to be enforced;
(4)
(validity of Share Scheme Deed Poll) this Share Scheme Deed Poll has been duly and validly executed and delivered by it and is valid, binding on and enforceable against it in accordance with its terms;
(5)
(no contravention) the entry by it into, its compliance with its obligations and the exercise of its rights under, this Share Scheme Deed Poll and each transaction contemplated by this Share Scheme Deed Poll do not and will not violate in any respect a provision of:
(a)
a law, judgement, ruling, order or decree binding on or applicable to it or its assets;
(b)
its constitution or other constituent documents or cause a limitation on its powers of its directors to be exceeded; or
(c)
any encumbrance or document binding on or applicable to it; and
(6)
(solvency) it is not insolvent.
6.
Continuing obligations

This Share Scheme Deed Poll is irrevocable and, subject to clause 3, remains in full force and effect until the earlier of:

(1)
Amaero US HoldCo having fully performed its obligations under this Share Scheme Deed Poll; and
(2)
the termination of this Share Scheme Deed Poll under clause 3.2.
7.
Notices

Any notice or other communication to Amaero US HoldCo under or in connection with this Share Scheme Deed Poll must be in legible writing in English and:

4

(1)
sent to Amaero US HoldCo at the address or email address set out below:

Address:	1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801

Attention:	Hank Holland

E-mail:

(or as otherwise notified by Amaero US HoldCo to Amaero from time to time);

(2)
must be signed by the party making the communication or by a person duly authorised by that party or, in the case of email, set out the full name and position or title of the duly authorised sender;
(3)
must be delivered or posted by prepaid post (airmail if to or from a place outside Australia); and
(4)
without limiting any other means by which a party may be able to prove that a notice has been received by Amaero US HoldCo, will be considered to have been given:
(a)
if delivered by hand, when left at the address of Amaero US HoldCo; or
(b)
if sent by prepaid post, 3 Business Days (for post within the same country) or 10 Business Days (for post sent from one country to another) after the date of posting; or
(c)
if sent by email, on the earlier of the sender receiving an automated message confirming delivery or, provided no automated message is received stating that the email has not been delivered, three hours after the time the email was sent by the sender, such time to be determined by reference to the device from which the email was sent, but if the notice or other communication would otherwise be taken to be received after 5:00pm (Amaero US HoldCo’s local time) on a Business Day or on a day that is not a Business Day, then the notice or communication is taken to be received at 9:00am (Amaero US HoldCo’s local time) on the next Business Day.

8.
General
8.1.
Stamp duty

Amaero US HoldCo:

(1)
must pay all stamp duty (if any) and any related fines, penalties and interest in respect of the Share Scheme and this Share Scheme Deed Poll, the performance of this Share Scheme Deed Poll and each transaction effected by or made under this Share Scheme Deed Poll; and
(2)
indemnifies each Share Scheme Participant on demand against any liability arising from failure to comply with clause 8.1(1).
8.2.
Operation of this Share Scheme Deed Poll
(1)
The rights created by this Share Scheme Deed Poll are personal to Amaero US HoldCo and each Share Scheme Participant under this Share Scheme Deed Poll and cumulative with, and do not exclude, any other rights, powers or remedies provided by law independently of this Share Scheme Deed Poll.

5

(2)
Any provision of this Share Scheme Deed Poll that is void, illegal or unenforceable:
(a)
in a particular jurisdiction does not affect the validity, legality or enforceability of that provision in any other jurisdiction or of the remaining provisions of this Share Scheme Deed Poll in that or any other jurisdiction; and
(b)
is, where possible, to be severed to the extent necessary to make this Share Scheme Deed Poll valid, legal or enforceable, unless this would materially change the intended effect of this Share Scheme Deed Poll.
8.3.
Assignment
(1)
The rights and obligations of Amaero US HoldCo and each Share Scheme Participant under this Share Scheme Deed Poll are personal and cannot be assigned, encumbered or otherwise dealt with at law or in equity without the prior consent of Amaero US HoldCo and Amaero.
(2)
Any purported dealing in contravention of clause 8.3(1) is invalid.
8.4.
Cumulative rights

The rights, powers and remedies of Amaero US HoldCo and each Share Scheme Participant under this Share Scheme Deed Poll are cumulative and do not exclude any rights, powers or remedies provided by law independently of this Share Scheme Deed Poll.

8.5.
Further assurances

Amaero US HoldCo must, at its own expense, whenever requested by Amaero, promptly do or, to the extent reasonably practicable, arrange for others to do everything, including executing any documents, reasonably necessary to give full effect to this Share Scheme Deed Poll and the transactions contemplated by it.

8.6.
Governing law
(1)
This Share Scheme Deed Poll is governed by and will be construed according to the laws of New South Wales.
(2)
Amaero US HoldCo irrevocably and unconditionally:
(a)
submits to the non-exclusive jurisdiction of the courts of New South Wales and of the courts competent to determine appeals from those courts, with respect to any proceedings that may be brought at any time relating to this Share Scheme Deed Poll; and
(b)
waives any objection it may now or in the future have to the venue of any proceedings, and any claim it may now or in the future have that any proceedings have been brought in an inconvenient forum.
8.7.
Costs

Amaero US HoldCo must bear its own costs arising out of the negotiation, preparation and execution of this Share Scheme Deed Poll.

8.8.
Variation
(1)
A provision of this Share Scheme Deed Poll may not be varied, altered or otherwise amended unless:
(a)
before the Second Court Date, the variation, alteration or amendment is agreed to in writing by Amaero and Amaero US HoldCo (which such

6

agreement may be given or withheld without reference to or approval by any Amaero Shareholder); or
(b)
on or after the Second Court Date, the variation, alteration or amendment is agreed to in writing by Amaero and Amaero US HoldCo and the Court indicates that such variation, alteration or amendment would not of itself preclude approval of the Share Scheme (which such agreement may be given or withheld without reference to or approval by any Amaero Shareholder).
(2)
A variation, alteration or amendment which complies with this clause is effective when Amaero US HoldCo enters into a further deed poll in favour of each Share Scheme Participant giving effect to such variation, alteration or amendment.
8.9.
Waiver
(1)
A provision of or right under this Share Scheme Deed Poll may not be waived except in writing signed by the person granting the waiver.
(2)
A failure or delay in exercise, or partial exercise, of:
(a)
a right arising from a breach of this Share Scheme Deed Poll; or
(b)
a right, power, authority, discretion or remedy created or arising upon default under this Share Scheme Deed Poll,

does not in any way preclude or operate as a waiver of any exercise or enforcement or further exercise or enforcement of that or any other right, power, authority, discretion or remedy provided by law under the Share Scheme Deed Poll.

(3)
Amaero US HoldCo is not entitled to rely on a delay in the exercise or non-exercise of a right, power, authority, discretion or remedy arising from a breach of this Share Scheme Deed Poll or on a default under this Share Scheme Deed Poll as constituting a waiver of that right, power, authority, discretion or remedy.
(4)
Amaero US HoldCo may not rely on any conduct of another person as a defence to the exercise of a right, power, authority, discretion or remedy by that other person.
(5)
No waiver of a breach of any term of this Share Scheme Deed Poll will operate as a waiver of another breach of that term or of a breach of any other term of this Share Scheme Deed Poll.
(6)
Nothing in this Share Scheme Deed Poll obliges a party to exercise a right to waive any conditional term of this Share Scheme Deed Poll that may be in its power.
8.10.
Consent

Amaero US HoldCo consents to Amaero producing this Share Scheme Deed Poll to the Court.

8.11.
Severability

If the whole or any part of a provision of this Share Scheme Deed Poll is void, unenforceable or illegal in a jurisdiction it is severed for that jurisdiction. The remainder of this Share Scheme Deed Poll has full force and effect and the validity or enforceability of that provision in any other jurisdiction is not affected. This clause 8.11 has no effect if the severance alters the basic nature of this Share Scheme Deed Poll or is contrary to public policy.

7

Executed as a deed poll.

Executed by an authorised signatory of Amaero Inc. in the presence of:

/s/ Amanda Phillips	/s/ Hank J. Holland
Signature of witness	Signature of authorised person

AMANDA PHILLIPS	HANK J. HOLLAND
Name of witness (BLOCK LETTERS)	Name of authorised person (BLOCK LETTERS)

8

Schedule 4 – Option Scheme Deed Poll

Dated 23 March 2026 Option Scheme Deed Poll Parties Amaero Inc. In favour of the holders of options to acquire fully paid ordinary shares in Amaero Ltd as at the Record Date

Norton Rose Fulbright Australia Level 5, 60 Martin Place SYDNEY NSW 2000 Tel: +61 2 9330 8000 nortonrosefulbright.com Our ref: 4087304

9

Contents

1	Definitions and interpretation	1
1.1	Definitions	1
1.2	Interpretation	2
1.3	Time for Performance	2
2	Nature of Deed Poll	2
3	Conditions precedent and termination	2
3.1	Conditions precedent	2
3.2	Termination	2
3.3	Consequences of termination	3
4	Option Scheme obligations	3
5	Representations and warranties	3
6	Continuing obligations	4
7	Notices	4
8	General	5
8.1	Stamp duty	5
8.2	Operation of this Deed Poll	5
8.3	Assignment	5
8.4	Cumulative rights	5
8.5	Further assurances	6
8.6	Governing law and jurisdiction	6
8.7	Costs	6
8.8	Variation	6
8.9	Waiver	7
8.10	Consent	7
8.11	Severability	7

Option Scheme Deed Poll dated 23 March 2026

Parties	Amaero Inc. File Number 10505946
of 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801
Email:
	Attention:	Hank Holland
(Amaero US HoldCo)

In favour of

Each person registered as a holder of options to acquire fully paid ordinary shares in Amaero Ltd ACN 633 541 634 (Amaero) as at the Record Date (Option Scheme Participant).

Introduction

A.
Amaero and Amaero US HoldCo have entered into the Scheme Implementation Deed.
B.
Amaero US HoldCo is entering into this Option Scheme Deed Poll for the purpose of covenanting in favour of Option Scheme Participants to perform certain of its obligations under the Scheme Implementation Deed and certain steps attributed to it under the Option Scheme, including ensuring that the Option Scheme Consideration is issued to Option Scheme Participants.
C.
The effect of the Option Scheme will be that the Scheme Options, together with all rights and entitlements attaching to them, will be cancelled in consideration for Amaero US HoldCo issuing the Option Scheme Consideration.

It is agreed

1.
Definitions and interpretation
1.1.
Definitions

In this Option Scheme Deed Poll, unless the contrary intention appears:

(1)
Amaero has the meaning given to the term in the 'Details' section of this Option Scheme Deed Poll;
(2)
Option Scheme means the scheme of arrangement between Amaero and the Option Scheme Participants under which all of the Scheme Options will be cancelled under Part 5.1 of the Corporations Act as described in the Option Scheme, in consideration for Amaero US HoldCo issuing the Option Scheme Consideration, subject to any amendments or conditions made or required by the Court pursuant to section 411(6) of the Corporations Act to the extent they are approved in writing by Amaero and Amaero US HoldCo in accordance with the Option Scheme;
(3)
Option Scheme Deed Poll means this deed poll;
(4)
Option Scheme Participants has the meaning given to the term in the 'Details' section of this Option Scheme Deed Poll;
(5)
Scheme Implementation Deed means the scheme implementation deed between Amaero and Amaero US HoldCo dated on or about 23 February 2026, as amended from time to time; and
(6)
words and phrases defined in the Scheme Implementation Deed or the Option Scheme have the same meanings in this Option Scheme Deed Poll unless the context requires otherwise.

1.2.
Interpretation
(1)
Clause 1.2 of the Option Scheme applies to the interpretation of this Option Scheme Deed Poll except that references to “this document” in that clause are to be read as references to “this Option Scheme Deed Poll”.
(2)
Clause headings in this Option Scheme Deed Poll do not affect the interpretation of this Option Scheme Deed Poll.
1.3.
Time for Performance

In this Option Scheme Deed Poll:

(1)
if the day on or by which a payment or an act is to be done is not a Business Day, that act must be done on the next Business Day;
(2)
if a period occurs from, after or before a day or the day of an act or event, it excludes that day;
(3)
a reference to a day is to be interpreted as the period of time commencing at midnight and ending 24 hours later; and
(4)
a reference to time is a reference to Sydney, Australia time.
2.
Nature of Option Scheme Deed Poll

Amaero US HoldCo acknowledges that:

(1)
this Option Scheme Deed Poll may be relied on and enforced by any Option Scheme Participant in accordance with its terms, even though the Option Scheme Participants are not a party to it; and
(2)
under the Option Scheme, each Option Scheme Participant irrevocably appoints Amaero and each of the directors and officers of Amaero (jointly and severally) as its agent and attorney to enforce this Option Scheme Deed Poll against Amaero US HoldCo.
3.
Conditions precedent and termination
3.1.
Conditions precedent

Amaero US HoldCo’s obligations under this Option Scheme Deed Poll are subject to the Option Scheme becoming Effective.

3.2.
Termination

Amaero US HoldCo’s obligations under this Option Scheme Deed Poll to the Option Scheme Participants will automatically terminate and the terms of this Option Scheme Deed Poll will have no further force or effect if and only if:

(1)
the Scheme Implementation Deed is terminated in accordance with its terms prior to the occurrence of the Effective Date of the Option Scheme; or
(2)
the Option Scheme does not become Effective on or before the End Date or at any later date as the Court, with the consent of Amaero and Amaero US HoldCo, may order,

unless Amaero and Amaero US HoldCo otherwise agree in writing.

2

3.3.
Consequences of termination

If this Option Scheme Deed Poll is terminated under clause 3.2, then, in addition and without prejudice to any other rights, powers or remedies available to it:

(1)
Amaero US HoldCo is released from its obligations to further perform this Option Scheme Deed Poll, except for any obligations which by their nature survive termination; and
(2)
each Option Scheme Participant retains the rights they have against Amaero US HoldCo in respect of any breach of this Option Scheme Deed Poll which occurs before it is terminated.
4.
Option Scheme obligations

Subject to clause 3, Amaero US HoldCo undertakes to each Option Scheme Participant:

(1)
to provide, or procure the provision of, the Option Scheme Consideration to each Option Scheme Participant (other than Ineligible Foreign Option Holders) in accordance with the terms of the Option Scheme; and
(2)
to undertake all other actions attributed to it under, and otherwise comply with its obligations in, the Option Scheme and do all acts and things necessary or desirable on its part to give full effect to the Option Scheme as if it were a party to the Option Scheme, subject to and in accordance with the provisions of the Option Scheme and the Scheme Implementation Deed.

5.
Representations and warranties

Amaero US HoldCo represents and warrants that:

(1)
(status) it has been incorporated or formed in accordance with the laws of its place of incorporation or formation, is validly existing under those laws and has power and authority to own its assets and carry on its business as it is now being conducted;
(2)
(power) it has the corporate power to enter into and perform its obligations under this Option Scheme Deed Poll and to carry out the transactions contemplated by this Option Scheme Deed Poll and exercise its rights under it;
(3)
(corporate authorisations) it has taken all necessary corporate action to authorise its entry into this Option Scheme Deed Poll and has taken, or will take, all necessary corporate action to authorise the performance of this Option Scheme Deed Poll and to carry out the transactions contemplated by this Option Scheme Deed Poll, and to allow them to be enforced;
(4)
(validity of Option Scheme Deed Poll) this Option Scheme Deed Poll has been duly and validly executed and delivered by it and is valid, binding on and enforceable against it in accordance with its terms;
(5)
(no contravention) the entry by it into, its compliance with its obligations and the exercise of its rights under, this Option Scheme Deed Poll and each transaction contemplated by this Option Scheme Deed Poll do not and will not violate in any respect a provision of:
(a)
any law, judgment, ruling, order or decree binding on or applicable to it or its assets; or

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(b)
its constitution or other constituent documents or cause a limitation on its powers or of its directors to be exceeded;
(c)
any encumbrance or document binding on or applicable to it; and
(6)
(solvency) it is not insolvent.
6.
Continuing obligations

This Option Scheme Deed Poll is irrevocable and, subject to clause 3, remains in full force and effect until the earlier of:

(1)
Amaero US HoldCo having fully performed its obligations under this Option Scheme Deed Poll; or
(2)
the termination of this Option Scheme Deed Poll under clause 3.2.
7.
Notices

Any notice or other communication given to Amaero US HoldCo under or in connection with this Option Scheme Deed Poll must be in legible writing and in English and;

(1)
sent to Amaero US HoldCo at the address or email address set out below:

Address:	1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801

Attention:	Hank Holland

Email:

(or as otherwise notified by Amaero US HoldCo to Amaero from time to time);

(2)
must be signed by the party making the communication or by a person duly authorised by that party or, in the case of email, set out the full name and position or title of the duly authorised sender; and
(3)
must be delivered or posted by prepaid post (airmail if to or from a place outside Australia); and
(4)
without limiting any other means by which a party may be able to prove that a notice has been received by Amaero US HoldCo, a notice will be considered to have been received:
(a)
if delivered by hand, when left at the address of Amaero US HoldCo; or
(b)
if sent by pre-paid post, 3 Business Days (for post within the same country) or 10 Business Days (for post sent from one country to another) after the date of posting; or
(c)
if sent by email, on the earlier of the sender receiving an automated message confirming delivery or, provided no automated message is received stating that the email has not been delivered, three hours after the time the email was sent by the sender, such time to be determined by reference to the device from which the email was sent,

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but if a notice is or other communication would otherwise be taken to be received after 5.00 pm (Amaero US HoldCo’s local time) on a Business Day or on a day that is not a Business Day, then the notice or communication is taken to have been received at 9.00 am (Amaero US HoldCo’s local time) on the next Business Day.

8.
General
8.1.
Stamp duty

Amaero US HoldCo:

(1)
must pay all stamp duty (if any) and any related fines, penalties and interest in respect of the Option Scheme and this Option Scheme Deed Poll, the performance of this Option Scheme Deed Poll and each transaction effected by or made under this Option Scheme Deed Poll; and
(2)
indemnifies each Option Scheme Participant on demand against any liability arising from failure to comply with clause 8.1(1).
8.2.
Operation of this Option Scheme Deed Poll
(1)
The rights created by this Option Scheme Deed Poll are personal to Amaero US HoldCo and each Option Scheme Participant under this Option Scheme Deed Poll and cumulative with, and do not exclude, any other rights, powers or remedies provided by law independently of this Option Scheme Deed Poll.
(2)
Any provision of this Option Scheme Deed Poll that is void, illegal or unenforceable:
(a)
in a particular jurisdiction does not affect the validity, legality or enforceability of that provision in any other jurisdiction or of the remaining provisions of this Option Scheme Deed Poll in that or any other jurisdiction; and
(b)
is, where possible, to be severed to the extent necessary to make this Option Scheme Deed Poll valid, legal or enforceable, unless this would materially change the intended effect of this Option Scheme Deed Poll.
8.3.
Assignment
(1)
The rights and obligations of Amaero US HoldCo and of each Option Scheme Participant under this Option Scheme Deed Poll are personal and cannot be assigned, encumbered or otherwise dealt with at law or in equity without the prior consent of Amaero US HoldCo and Amaero.
(2)
Any purported dealing in contravention of clause 8.3(1) is invalid.
8.4.
Cumulative rights

The rights, powers and remedies of Amaero US HoldCo and of each Option Scheme Participant under this Option Scheme Deed Poll are cumulative and do not exclude any other rights, powers or remedies provided by law independently of this Option Scheme Deed Poll.

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8.5.
Further assurances

Amaero US HoldCo must, at its own expense, whenever requested by Amaero, promptly do or, to the extent reasonably practicable, arrange for others to do everything, including executing any documents, reasonably necessary to give full effect to this Option Scheme Deed Poll and the transactions contemplated by this Option Scheme Deed Poll.

8.6.
Governing law and jurisdiction
(1)
This Option Scheme Deed Poll is governed by and will be construed according to the laws of New South Wales.
(2)
Amaero US HoldCo irrevocably and unconditionally:
(a)
submits to the non-exclusive jurisdiction of the courts of New South Wales and of the courts competent to determine appeals from those courts, with respect to any proceedings that may be brought at any time relating to this Option Scheme Deed Poll; and
(b)
waives any objection it may now or in the future have to the venue of any proceedings, and any claim it may now or in the future have that any proceedings have been brought in an inconvenient forum.
8.7.
Costs

Amaero US HoldCo must bear its own costs arising out of the negotiation, preparation and execution of this Option Scheme Deed Poll.

8.8.
Variation
(1)
A provision of this Option Scheme Deed Poll may not be varied, altered or otherwise amended unless:
(a)
before the Second Court Date, the variation, alteration or amendment is agreed to in writing by Amaero US HoldCo and Amaero (which such agreement may be given or withheld without reference to or approval by any Amaero Shareholder); or
(b)
on or after the Second Court Date, the variation, alteration or amendment is agreed to in writing by Amaero and Amaero US HoldCo and the Court indicates that such variation, alteration or amendment would not of itself preclude approval of the Option Scheme (which such agreement may be given or withheld without reference to or approval by any Amaero Shareholder).
(2)
A variation, alteration or amendment which complies with this clause is effective when Amaero US HoldCo enters into a further deed poll in favour of each Option Scheme Participant giving effect to the variation, alteration or amendment.

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8.9.
Waiver
(1)
A provision of or right under this Option Scheme Deed Poll may not be waived except in writing signed by the person granting the waiver.
(2)
A failure or delay in exercise, or partial exercise, of:
(a)
a right arising from a breach of this Option Scheme Deed Poll; or
(b)
a right, power, authority, discretion or remedy created or arising upon default under this Option Scheme Deed Poll,

does not in any way preclude, or operate as a waiver of any exercise or enforcement or further exercise or enforcement of that or any other right, power or remedy provided by law or under this Option Scheme Deed Poll.

(3)
Amaero US HoldCo is not entitled to rely on a delay in the exercise or non-exercise of a right, power, authority, discretion or remedy arising from a breach of this Option Scheme Deed Poll or on a default under this Option Scheme Deed Poll as constituting a waiver of that right, power, authority, discretion or remedy.
(4)
Amaero US HoldCo may not rely on any conduct of another person as a defence to the exercise of a right, power, authority, discretion or remedy by that other person.
(5)
No waiver of a breach of any term of this Option Scheme Deed Poll will operate as a waiver of another breach of that term or of a breach of any other term of this Option Scheme Deed Poll.
(6)
Nothing in this Option Scheme Deed Poll obliges a party to exercise a right to waive any conditional term of this Option Scheme Deed Poll that may be in its power.
8.10.
Consent

Amaero US HoldCo consents to Amaero producing this Option Scheme Deed Poll to the Court.

8.11.
Severability

If the whole or any part of a provision of this Option Scheme Deed Poll is void, unenforceable or illegal in a jurisdiction it is severed for that jurisdiction. The remainder of this Option Scheme Deed Poll has full force and effect and the validity or enforceability of that provision in any other jurisdiction is not affected. This clause 8.11 has no effect if the severance alters the basic nature of this Option Scheme Deed Poll or is contrary to public policy.

7

Executed as a deed poll.

Executed by an authorised signatory of Amaero Inc. in the presence of:

/s/ Amanda Phillips	/s/ Hank J. Holland
Signature of witness	Signature of authorised person
AMANDA PHILLIPS	HANK J. HOLLAND
Name of witness (BLOCK LETTERS)	Name of authorised person (BLOCK LETTERS)

8

Execution Page

Executed as a deed.

Executed by Amaero Ltd ACN 633 541 634 in accordance with section 127 of the Corporations Act 2001 (Cth):
/s/ Erik Levy	/s/ Omer Granit
Director	Director/secretary
ERIK LEVY	OMER GRANIT
Name of director (BLOCK LETTERS)	Name of director/company secretary (BLOCK LETTERS)

Executed by an authorised signatory of Amaero Inc. in the presence of:
/s/ Hank J. Holland	/s/ Amanda Phillips
Authorised person	Witness
HANK J. HOLLAND	AMANDA PHILLIPS
Name of authorised person (BLOCK LETTERS)	Name of witness (BLOCK LETTERS)

9

Dated 23 March 2026 Amendment Deed Parties Amaero Ltd ACN 633 541 634 Amaero Inc. File Number 10505946
Norton Rose Fulbright Level 5, 60 Martin Place Sydney, Australia 2000 Tel: +61 2 9330 8000 nortonrosefulbright.com Our ref: 4087304

Contents

1	Interpretation	1
1.1	Definitions	1
1.2	Interpretation	1
2	Amendment of the Scheme Implementation Deed	1
2.1	Amendment	1
2.2	References	2
3	Effect of Amendments	2
3.1	Ratification	2
3.2	Conflict	2
4	General	2
4.1	Notices	2
4.2	Amendments	2
4.3	Counterparts	2
4.4	Supplemental	2
4.5	Governing law and jurisdiction	2

i

Deed dated	23 March 2026

Parties	Amaero Ltd ACN 633 541 634
of Level 37, 180 George Street, Sydney NSW 2000
Email:
	Attention:	Brett Paduch
(Amaero)

Amaero Inc. File Number 10505946
of 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801
Email:
Attention:	Hank Holland
(Amaero US HoldCo)

Introduction

A.
The parties entered into the scheme implementation deed dated 23 February 2026 (Scheme Implementation Deed).
B.
The parties now wish to amend the Scheme Implementation Deed in accordance with the terms set out in this deed.

It is agreed

1.
Interpretation
1.1.
Definitions

Unless otherwise defined, defined terms in the Scheme Implementation Deed have the same meaning as in this deed.

1.2.
Interpretation

Clause 1.2 (Interpretation) of the Scheme Implementation Deed applies to this deed as if set out in full.

2.
Amendment of the Scheme Implementation Deed
2.1.
Amendment

On and from the date of this deed, the parties agree in accordance with clause 11.1 (Amendments) of the Scheme Implementation Deed that the Scheme Implementation Deed is amended to read as follows:

(1)
deleting the definition of Amaero US HoldCo Option at clause 1.1(19) (Definitions) and clause 1.1(12) (Definitions) of Schedule 2 (Option Scheme of Arrangement) of the Scheme Implementation Deed and replacing it with the following:

“Amaero US HoldCo Option means an unlisted option to acquire an Amaero US HoldCo CDI.”

(2)
deleting the definition of Option Scheme under clause 1.1(34) (Definitions) of Schedule 2 (Option Scheme of Arrangement) of the Scheme Implementation Deed and replacing it with the following:

“Option Scheme means this scheme of arrangement pursuant to Part 5.1 of the Corporations Act proposed between Amaero and Option Scheme Participants as set out in this document, together with any alterations or conditions made or required by the Court under section 411(6) of the Corporations Act and approved in writing by Amaero and Amaero US HoldCo.”

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2.2.
References

On and from the date of this deed, any reference in any document (other than this deed) to the Scheme Implementation Deed is a reference to the Scheme Implementation Deed as amended under clause 2.1 of this deed.

3.
Effect of Amendments
3.1.
Ratification
(1)
The amendments to the Scheme Implementation Deed do not affect:
(a)
the validity or enforceability of the Scheme Implementation Deed; or
(b)
any accrued rights or liabilities of either party under the Scheme Implementation Deed.
(2)
Each party is bound by, and ratifies and confirms, the Scheme Implementation Deed as amended by this deed.
3.2.
Conflict

If there is a conflict between the Scheme Implementation Deed and this deed, the terms of this deed prevail.

4.
General
4.1.
Notices

Any notice or other communication to be given under this deed must be given in accordance with clause 10 (Notices) of the Scheme Implementation Deed.

4.2.
Amendments

This deed may only be amended in writing and where such amendment or variation is signed by all the parties.

4.3.
Counterparts

This deed may be executed in a number of counterparts (including by email), which taken together must constitute one and the same agreement, and any party (including any duly authorised representative of a party) may enter into this deed by executing a counterpart

4.4.
Supplemental

This deed is supplemental to the Scheme Implementation Deed.

4.5.
Governing law and jurisdiction
(1)
This deed and any non-contractual obligations arising out of or in connection with it is governed by the law applying in New South Wales.
(2)
The courts having jurisdiction in New South Wales have exclusive jurisdiction to settle any dispute arising out of or in connection with this deed (including a dispute relating to any non-contractual obligations arising out of or in connection with this deed) and each party irrevocably and unconditionally submits to the exclusive jurisdiction of the courts having jurisdiction in New South Wales and waives, without limitation, any claim or objection based on absence of jurisdiction or inconvenient forum.

2

Execution Page

Executed as a deed.

Executed by Amaero Ltd ACN 633 541 634 in accordance with section 127 of the Corporations Act 2001 (Cth):
/s/ Erik Levy	/s/ Omer Granit
Director	Director/secretary
ERIK LEVY	OMER GRANIT
Name of director (BLOCK LETTERS)	Name of director/company secretary (BLOCK LETTERS)

Executed by an authorised signatory of Amaero Inc. in the presence of:
/s/ Hank J. Holland	Amanda Phillips
Authorised person	Witness
HANK J. HOLLAND	AMANDA PHILLIPS
Name of authorised person (BLOCK LETTERS)	Name of witness (BLOCK LETTERS)

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Dated 7 May 2026 Second Amendment Deed Parties Amaero Ltd ACN 633 541 634 Amaero Inc. File Number 10505946
Norton Rose Fulbright Level 5, 60 Martin Place Sydney, Australia 2000 Tel: +61 2 9330 8000 nortonrosefulbright.com Our ref: 4087304

1

Contents

1	Interpretation	1
1.1	Definitions	1
1.2	Interpretation	1
2	Amendment of the Scheme Implementation Deed	1
2.1	Amendment	1
2.2	References	2
3	Effect of Amendments	2
3.1	Ratification	2
3.2	Conflict	2
4	General	2
4.1	Notices	2
4.2	Amendments	2
4.3	Counterparts	2
4.4	Supplemental	2
4.5	Governing law and jurisdiction	2

i

Deed dated	7 May 2026

Parties	Amaero Ltd ACN 633 541 634
of Level 37, 180 George Street, Sydney NSW 2000
Email:
	Attention:	Brett Paduch
(Amaero)

Amaero Inc. File Number 10505946
of 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801
Email:
Attention:	Hank Holland
(Amaero US HoldCo)

Introduction

A.
The parties entered into a scheme implementation deed dated 23 February 2026, which was amended by the parties on 23 March 2026 (Scheme Implementation Deed).
B.
The parties now wish to further amend the Scheme Implementation Deed in accordance with the terms set out in this deed.

It is agreed

1.
Interpretation
1.1.
Definitions

Unless otherwise defined, defined terms in the Scheme Implementation Deed have the same meaning as in this deed.

1.2.
Interpretation

Clause 1.2 (Interpretation) of the Scheme Implementation Deed applies to this deed as if set out in full.

2.
Amendment of the Scheme Implementation Deed
2.1.
Amendment

On and from the date of this deed, the parties agree in accordance with clause 11.1 (Amendments) of the Scheme Implementation Deed that the Scheme Implementation Deed is amended to read as follows:

(1)
deleting clause 5.5(1) of the Scheme Implementation Deed and replacing it with the following:

“have an exercise price per Amaero US HoldCo CDI equal to the exercise price per Amaero Share of the relevant Amaero Option it replaces, converted from Australian dollars to US dollars at the prevailing currency exchange rate on the Implementation Date, as reasonably determined by Amaero;”

(2)
deleting clause 5.3(1) of Schedule 2 (Option Scheme of Arrangement) of the Scheme Implementation Deed and replacing it with the following:

“have an exercise price per Amaero US HoldCo CDI equal to the exercise price per Amaero Share of the relevant Amaero Option it replaces, converted from Australian dollars to US dollars at the prevailing currency exchange rate on the Implementation Date, as reasonably determined by Amaero;”

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2.2.
References

On and from the date of this deed, any reference in any document (other than this deed) to the Scheme Implementation Deed is a reference to the Scheme Implementation Deed as amended under clause 2.1 of this deed.

3.
Effect of Amendments
3.1.
Ratification
(1)
The amendments to the Scheme Implementation Deed do not affect:
(a)
the validity or enforceability of the Scheme Implementation Deed; or
(b)
any accrued rights or liabilities of either party under the Scheme Implementation Deed.
(2)
Each party is bound by, and ratifies and confirms, the Scheme Implementation Deed as amended by this deed.
3.2.
Conflict

If there is a conflict between the Scheme Implementation Deed and this deed, the terms of this deed prevail.

4.
General
4.1.
Notices

Any notice or other communication to be given under this deed must be given in accordance with clause 10 (Notices) of the Scheme Implementation Deed.

4.2.
Amendments

This deed may only be amended in writing and where such amendment or variation is signed by all the parties.

4.3.
Counterparts

This deed may be executed in a number of counterparts (including by email), which taken together must constitute one and the same agreement, and any party (including any duly authorised representative of a party) may enter into this deed by executing a counterpart.

4.4.
Supplemental

This deed is supplemental to the Scheme Implementation Deed.

4.5.
Governing law and jurisdiction
(1)
This deed and any non-contractual obligations arising out of or in connection with it is governed by the law applying in New South Wales.
(2)
The courts having jurisdiction in New South Wales have exclusive jurisdiction to settle any dispute arising out of or in connection with this deed (including a dispute relating to any non-contractual obligations arising out of or in connection with this deed) and each party irrevocably and unconditionally submits to the exclusive jurisdiction of the courts having jurisdiction in New South Wales and waives, without limitation, any claim or objection based on absence of jurisdiction or inconvenient forum.

2

Execution Page

Executed as a deed.

Executed by Amaero Ltd ACN 633 541 634 in accordance with section 127 of the Corporations Act 2001 (Cth):
/s/ Robert Latta	/s/ Laura Newell
Director	Director/secretary
ROBERT LATTA	LAURA NEWELL
Name of director (BLOCK LETTERS)	Name of director/company secretary (BLOCK LETTERS)

Executed by an authorised signatory of Amaero Inc. in the presence of:
/s/ Hank J. Holland	/s/ Brett Paduch
Authorised person	Witness
HANK J. HOLLAND	BRETT PADUCH
Name of authorised person (BLOCK LETTERS)	Name of witness (BLOCK LETTERS)

3